                                                                    Exhibit 10.6

(J.P. MORGAN LOGO)

                           J.P. MORGAN SECURITIES INC.
                                 270 Park Avenue
                            New York, New York 10017

                            JPMORGAN CHASE BANK, N.A.
                                 270 Park Avenue
                            New York, New York 10017

                                                                 October 2, 2005

                                Commitment Letter

R.H. Donnelley Corporation
1001 Winstead Drive
Cary, North Carolina 27513

Attention: Steven Blondy

Ladies and Gentlemen:

          R.H. Donnelley Corporation ("you" or the "Company") has advised J.P. Morgan Securities Inc. ("JPMorgan") and JPMorgan Chase Bank, N.A. ("JPMCB" and, together with JPMorgan, the "Commitment Parties") that it intends to enter into a merger agreement (the "Merger Agreement") pursuant to which it will acquire (the "Acquisition") all of the outstanding capital stock of the company separately identified to us as "Delta" (the "Target") from the existing holders of such capital stock (the "Sellers"). We understand that the Acquisition will be effected by merging (the "Merger") the Target with and into a newly formed subsidiary of the Company with such newly formed subsidiary being the survivor of the Merger. You have also advised us of the following in connection with the
Acquisition: (a) you intend to redeem your outstanding 8% redeemable convertible cumulative preferred stock (the "Preferred Stock"); (b) the consummation of the Acquisition will trigger a requirement to offer (the "Change of Control Offers") to repurchase the outstanding bonds of the Target and its subsidiaries described on Schedule I hereto (collectively, the "Delta Bonds") at a purchase price equal to 101% of the outstanding principal amount thereof or, in the case of the Target's 9% Senior Discount Notes due 2013, at 101% of the Accreted Value (as defined in the applicable indenture); (c) the consummation of the Acquisition and other transactions contemplated hereby will require consents and other amendments (the "Delta Credit Agreement Amendments") under the Credit Agreement, dated as of November 8, 2002 (as amended, the "Delta East Credit Agreement") and the Credit Agreement, dated as of September 9, 2003 (as amended, the "Delta West Credit Agreement" and, together with the Delta East Credit Agreement, the "Delta Credit Agreements"), in each case as described on Schedule II and other such amendments necessary or appropriate to consummate the Acquisition and the other transactions contemplated hereby as may be mutually agreed; and (d) you will seek approval of amendments (the "RHD Credit Agreement Amendments" and, together with the Delta Credit Agreement Amendments, the "Amendments") to the existing Amended and Restated Credit Agreement, dated as of September 1, 2004 (as amended, the "RHD Credit Agreement") with your subsidiary R.H. Donnelley Inc. ("RHD") as described on
Schedule III and other such amendments necessary or appropriate to consummate the Acquisition and the other transactions contemplated hereby as may be mutually agreed. References herein to the "Transaction" shall include the financings described herein, including, without limitation, the redemption of the Preferred Stock and the Change of Control Offers, and all other transactions related to the Transaction, including, without limitation, the Acquisition. The borrower under the Delta West Credit Agreement is referred to herein as "Delta West", and the borrower under the Delta East Credit Agreement is referred to herein as "Delta East".

          You have further advised us that you propose to finance the Transaction and the related fees and expenses from the following sources: (a) the issuance of at least 36.3 million new shares of common stock of the Company valued at approximately $2,359,500,000, based on the September 20, 2005 closing price of $65 per share, to the Sellers (the "New Equity"); (b) $503,000,000 from incremental senior secured term loan facilities (the "Incremental Tranche B Delta West Facility") to be made available under the Delta West Credit Agreement; (c) $1,842,000,000 (as such amount may be increased in connection with the Company Bond Backstop (as defined below)) in cash proceeds from either
(i) the issuance by the Company of senior notes (the "Company Holdco Notes") in a public offering or Rule 144A private placement or (ii) in the event the Company is unable to issue the full amount of the Company Holdco Notes at or prior to the time the Acquisition is consummated, borrowings under a senior bridge facility of the Company (the "Company Holdco Facility"); and (d) $250,000,000 in cash proceeds from either (i) the issuance by the Target of senior notes (the "Target Holdco Notes" and, together with the Company Holdco Notes, the "Holdco Notes") in a public offering or Rule 144A private placement or (ii) in the event the Target is unable to issue the full amount of the Target Holdco Notes at or prior to the time the Acquisition is consummated, borrowings under a senior bridge facility of the Target (the "Target Holdco Facility"; together with the Company Holdco Facility, the "Holdco Facilities"; and the Holdco Facilities, together with the Incremental Tranche B Delta West Facility, the "Credit Facilities"). It is understood that the Change of Control Offers will be commenced prior to the Closing Date (as defined in the Term Sheets) and that any funding required in connection with the Change of Control Offers will occur on the Closing Date.

          We also understand that you are considering making an offer to repurchase the outstanding 8.875% Senior Notes of RHD (the "RHD Bond Repurchase"), which would be financed with an incremental term loan facility (the "Incremental RHD Facility") in an aggregate amount equal to $325,000,000 (plus the amount of any premiums paid in connection with the RHD Bond Repurchase) and with substantially the same terms and conditions as those applicable to the Tranche A-2 Term Loans (as defined in the RHD Credit Agreement) outstanding thereunder.

          You have requested that (a) JPMorgan agree to act as the sole lead arranger and sole bookrunner for the Credit Facilities, (b) JPMCB commit to provide the Credit Facilities, (c) JPMorgan agree to assist in obtaining the consents required (the "Required Bank Consents") in connection with the approval of the Amendments, (d) JPMCB agree to offer to acquire commitments and/or loans of Non-Consenting Lenders (as defined below) in connection with the solicitation of the Required Bank Consents as described below, (e) JPMCB commit to provide the financing required to fund any purchases required to be made pursuant to the Change of Control Offers (the "Put Financing") and (f) JPMorgan agree to act as sole lead arranger and sole bookrunner for the Incremental RHD Facility. It is understood and agreed that any Put Financing shall, at JPMCB's option, after consultation with the Company, be comprised of (a) an increase to the Delta Credit Agreements, (b) an increase to the Company Holdco Facility and/or the Target Holdco Facility, (c) an increase in the amount of Holdco Notes, (d) borrowings under bridge facilities (the "Delta Bridge Facilities" and, together with the Holdco Facilities, the "Bridge Facilities") at Delta East and/or Delta West, as the case may be, and/or (e) the purchase or issuance of notes with the same terms and conditions as the notes tendered pursuant to the associated Change of Control Offer (any Put Financing described in clauses (a), (b) and (d) above is referred to herein as a "Bank Put Financing"), provided that any Put Financing and any other Facility (as defined below) shall be in compliance with all other debt instruments and credit agreements of the Company, the Target and their respective subsidiaries. In addition, to the extent the 6.875% Senior Notes due 2013 of the Company (the "Existing Company Bonds") need to be refinanced in connection with the Transaction, it is understood and agreed that the Company Holdco Facility or the Company Holdco Notes shall be increased by an amount equal to $300,000,000 (the "Company Bond Backstop") to finance the tender of the Existing Company Bonds.

          JPMorgan is pleased to advise you that it is willing to act as the sole lead arranger and sole bookrunner for the Credit Facilities and any Bank Put Financing, and JPMCB is pleased to advise you of its commitment to provide the entire amount of the Credit Facilities and any Put Financing. This Commitment Letter and the Summaries of Terms and Conditions attached as Exhibits A, B, C, D, E and F hereto (the "Term Sheets") set forth the principal terms and conditions on and subject to which JPMCB is willing to make available the Credit Facilities and any Put Financing. It is agreed that JPMorgan will act as the sole lead arranger and sole bookrunner in respect of the Credit Facilities and any Bank Put Financing, and that JPMCB will act as the sole administrative agent in respect of the Credit Facilities and any Bank Put Financing.

          JPMorgan is also pleased to advise you that it is willing to act as
(a) the sole lead arranger and the sole bookrunner for the Amendments, any Acquired Facilities (as defined below) and any Refinanced Facilities (as defined below) and, as such, it will use its commercially reasonable efforts to solicit the Required Bank Consents and (b) the sole lead arranger and the sole bookrunner for the Incremental RHD Facility and, as such, to use its commercially reasonable efforts to arrange a syndicate of Lenders (as defined below) to provide the Incremental RHD Facility and to obtain any consents required under the RHD Credit Agreement in connection therewith. In the event that, notwithstanding JPMorgan's efforts pursuant to clause (a) of the preceding sentence, one or more lenders which are parties to the Delta Credit Agreements or the RHD Credit Agreement, as applicable (the "Existing Lenders"), and whose consent is required for the Amendments to become effective, are not willing to approve the Amendments (each, a "Non-Consenting Lender"), JPMCB is pleased to advise you of its commitment (a) to offer to acquire (and, if such offer is accepted, to acquire) by assignment on the Closing Date (as defined in the Term Sheets) at par and pursuant to customary documentation sufficient commitments and/or loans of Non-Consenting Lenders necessary to cause the Amendments to become effective (any such commitments and/or loans so acquired by assignment, the "Acquired Facilities") or (b) if one or more Non-Consenting Lenders whose consent is required for the Amendments to become effective are unwilling to assign their commitments and/or loans to JPMCB pursuant to the preceding clause
(a), to refinance the Delta Credit Agreements and/or the RHD Credit Agreement, as applicable, upon the terms and subject to the conditions set forth or referred to in this Commitment Letter (the "Refinanced Facilities" and together with the Credit Facilities, the Acquired Facilities, the Incremental RHD Facility and any Bank Put Financing, the "Facilities") (it being understood, in each case, that, concurrently with the consummation of the Acquisition, the terms of the Acquired Facilities or the Refinanced Facilities, as the case may be, will be amended in the manner contemplated by this Commitment Letter but will otherwise be on substantially the same terms as the Delta Credit Agreements or the RHD Credit Agreement, as applicable).

          You agree that, as a condition to the commitments and agreements hereunder, no other agents, co-agents or arrangers will be appointed, no other titles will be awarded and no compensation (other than that expressly contemplated by the Term Sheets and Fee Letter referred to below) will be paid in connection with the Credit Facilities, the Amendments or any Bank Put Financing unless you and we shall so agree.

          JPMorgan intends to syndicate the Facilities to a group of financial institutions (together with JPMCB and the Existing Lenders (other than Non-Consenting Lenders), the "Lenders") identified by us in consultation with you. JPMorgan intends to commence syndication efforts in respect of the Facilities and solicitation efforts in respect of the Amendments promptly following the execution of the Merger Agreement, and you agree actively to assist JPMorgan in completing a syndication and solicitation satisfactory it. Your assistance in respect of our syndication and solicitation efforts shall include (a) your using commercially reasonable efforts to ensure that the syndication and solicitation efforts benefit from your existing lending and investment banking relationships, (b) direct contact between your senior management and advisors and the proposed Lenders, (c) assistance in the preparation of a Confidential Information Memorandum and other marketing materials to be used in connection with the syndication and solicitation efforts and (d) the hosting, with JPMorgan, of one or more meetings of prospective Lenders. You also agree that, at your expense, you will work with JPMorgan to procure, on or prior to the commencement of general syndication of the Facilities, a rating for the Facilities (after giving effect to the Transaction) by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

          JPMorgan will manage, in consultation with you, all aspects of the syndication and solicitation efforts, including decisions as to the selection of institutions to be approached and when they will be approached, when their commitments or approvals will be accepted, which institutions will participate, the allocations of the commitments among the Lenders and the amount and distribution of fees among the Lenders. To assist JPMorgan in its syndication and solicitation efforts, you agree promptly to prepare and provide to JPMorgan all information with respect to the Company and the Transaction, including all financial information and projections through 2011 (such projections, together with all other forward-looking information, collectively called the "Projections"), as we may reasonably request in connection with the arrangement and syndication of the Facilities and the approval of the Amendments. At our request, you also agree to assist in the preparation of a version of the information package and presentation consisting exclusively of information and documentation that is either publicly available or not material with respect to you and your affiliates and any of your or their securities for purposes of United States federal and state securities laws. You hereby represent and covenant that (a) to the best of your knowledge, all written information other than the Projections (the "Information") that has been or will be made available to us by you or any of your representatives, when taken as a whole, is or will be true and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections that have been or will be made available to us by you or any of your representatives, have been or will be prepared in good faith based upon assumptions believed by you to be reasonable at the time prepared (it being understood that Projections are subject to significant uncertainties and contingencies, many of which are beyond your control, and that no assurance is given that such Projections will be realized). You agree to supplement the Information and Projections from time to time until the Closing Date so that the representations in the preceding sentence remain correct. You understand that in arranging and syndicating the Facilities and in soliciting the approval of the Amendments we may use and rely on the Information and the Projections without independent verification thereof.

          As consideration for JPMCB's commitment hereunder and JPMorgan's agreement to perform the services described herein, you agree to pay, or to cause the applicable Borrower to pay, to the Commitment Parties the nonrefundable fees set forth in the Term Sheets and in the Fee Letter dated the date hereof and delivered herewith (the "Fee Letter"), which fees and other expenses required to be paid on or before the Closing Date may be netted out of any initial funding under the Facilities.

          Each Commitment Party's commitments and agreements hereunder are subject to (a) such Commitment Party's satisfaction that since June 30, 2005, no event has occurred that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (i) the business, results of operations or financial condition of the Target and its subsidiaries, taken as a whole (provided, however, that with respect to this clause (i), material adverse effect will be deemed not to include effects to the extent resulting from (A) changes in or relating to the United States economy or United States financial, credit or securities markets in general or (B) changes in or relating to the industries in which the Target operates or the markets for any of the Target's products or services in general, which changes in the case of clauses (A) and (B) do not affect the Target to a materially disproportionate degree relative to other entities operating in such markets or industries or serving such markets) or (ii) the ability of the Target to consummate the transactions contemplated by the Merger Agreement in the manner contemplated thereby, (b) the negotiation, execution and delivery of definitive documentation with respect to the Facilities and the Amendments, the terms and conditions of which shall be consistent with the terms set forth in this Commitment Letter and the Term Sheets, including the funding conditions attached hereto as Exhibit F, and in a form reasonably satisfactory to the Administrative Agent and the Lenders (the "Credit Documentation"), it being understood that there shall be no conditions to closing or the initial funding other than conditions expressly set forth in this Commitment Letter and the Term Sheets, and the Commitment Parties agree to provide Credit Documentation, including financial covenants, in such form that the terms thereof do not impair availability of the Credit Facilities on the Closing Date or result in an immediate or likely default thereunder at or immediately after the Closing Date, and (c) the other conditions set forth in Exhibit F.

          You agree that during the syndication of the Facilities or the solicitation of approvals for the Amendments that there shall be no competing offering, placement or arrangement of any debt securities or bank financing by or on behalf of you or your subsidiaries or the Target or any of its subsidiaries.

          You agree (a) to indemnify and hold harmless each Commitment Party, its affiliates and its and its affiliates' officers, directors, employees, advisors and agents (each, an "Indemnified Person") as set forth in Annex A hereto and (b) to reimburse each Commitment Party and its affiliates on demand for all reasonable out-of-pocket expenses (including due diligence expenses, syndication expenses, consultant's fees and expenses, travel expenses, and reasonable fees, charges and disbursements of counsel) incurred in connection with the Facilities or the Amendments and any related documentation (including this Commitment Letter, the Term Sheets, the Fee Letter and the definitive financing documentation) or the administration, amendment, modification or waiver thereof. No Indemnified Person shall be liable (i) for any damages arising from the use by unauthorized persons of Information or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by such persons except to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person or (ii) for any special, indirect, consequential or punitive damages in connection with the Facilities or the Amendments.

          You acknowledge that each Commitment Party and its affiliates (the term "Commitment Party" as used below in this paragraph being understood to include such affiliates) may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you may have conflicting interests regarding the Transaction and otherwise. Such Commitment Party will not use confidential information obtained from you by virtue of the Transaction or its other relationships with you in connection with the performance by such Commitment Party of services for other companies, and such Commitment Party will not furnish any such information to other companies. You also acknowledge that such Commitment Party has no obligation to use in connection with the Transaction, or to furnish to you, confidential information obtained from other companies.

          This Commitment Letter shall not be assignable by you without the prior written consent of each Commitment Party (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto and the Indemnified Persons. This Commitment Letter may not be amended or waived except by an instrument in writing signed by you and each of us. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter and the Fee Letter are the only agreements that have been entered into among us with respect to the Facilities and the Amendments and set forth the entire understanding of the parties with respect thereto. This Commitment Letter shall be governed by, and construed in accordance with, the laws of the State of New York. This Commitment Letter is not intended to create a fiduciary relationship among the parties hereto.

          This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter, the Term Sheets or the Fee Letter nor any of their terms or substance shall be disclosed, directly or indirectly, by you to any other person except (a) to your officers, agents and advisors who are directly involved in the consideration of this matter, (b) as may be compelled in a judicial or administrative proceeding (in which case you agree to inform us promptly thereof) or as otherwise required by law or (c) in the case of the Commitment Letter and Term Sheets only, on a confidential basis, to the Sellers and the advisors to the Board of Directors of the Target (it being understood that the Fee Letter may not be disclosed).

          The compensation, reimbursement, indemnification and confidentiality provisions contained herein and in the Fee Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or the JPMCB's commitment hereunder.

          You hereby irrevocably submit to the non-exclusive jurisdiction of any court of the State of New York located in the Borough of Manhattan in the City of New York or the United States District Court for the Southern District of the State of New York, or any appellate courts from any thereof, for the purpose of any suit, action or other proceeding arising out of this Commitment Letter, the Fee Letter, the Amendments or any of the agreements or transactions contemplated hereby, which is brought by or against you and you (i) hereby irrevocably agree that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court and (ii) hereby agree not to commence any action, suit or proceeding relating to this Commitment Letter, the Fee Letter or any such other agreements or transactions other than in such court except to the extent mandated by applicable law. You hereby waive any objection that you may now or hereafter have to the venue of any such suit, action or proceeding in any such court or that such suit, action or proceeding was brought in an inconvenient court and agree not to plead or claim the same. You hereby acknowledge that you have been advised by counsel in the negotiation, execution and delivery of this Commitment Letter, the Fee Letter and the other agreements and transactions contemplated hereby, that no Commitment Party has any fiduciary relationship with or fiduciary duty to you or any other person arising out of or in connection with this Commitment Letter, the Fee Letter or any of the other agreements or transactions contemplated hereby and that no Commitment Party has been retained to advise or has advised you or any other person regarding the wisdom, prudence or advisability of entering into or consummating the Facilities. YOU HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS COMMITMENT LETTER, THE FEE LETTER

OR ANY OF THE OTHER AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO.

          Each of the Lenders hereby notifies you that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001) (the "Patriot Act"), it is required to obtain, verify and record information that identifies the Company and its subsidiaries (including Target and its subsidiaries), which information includes names and addresses and other information that will allow such Lender to identify the Company and its subsidiaries in accordance with the Patriot Act.

          If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof and of the Term Sheets and the Fee Letter by returning to us executed counterparts hereof and of the Fee Letter not later than 12:00 p.m., New York City time, on October 3, 2005. JPMCB's commitment and the JPMorgan's agreements herein will automatically expire at such time in the event that we have not received such executed counterparts in accordance with the immediately preceding sentence. If you do so execute and deliver to us this Commitment Letter and the Fee Letter, JPMCB agrees to hold its commitment available for you until the earliest of (i) the termination of the Merger Agreement, (ii) the consummation of the Acquisition without the funding of the Facilities or the Holdco Notes and (iii) 5:00 p.m., New York City time, on June 30, 2006.

          We are pleased to have been given the opportunity to assist you in connection with this important financing.

                                        Very truly yours,

                                        J.P. MORGAN SECURITIES INC.


                                        By: /s/ Richard Gabriel
                                            ------------------------------------
                                        Name: Richard P. Gabriel
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        JPMORGAN CHASE BANK, N.A.


                                        By: /s/ Gary Spevack
                                            ------------------------------------
                                        Name: Gary Spevack
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

Accepted and agreed to
as of the date first
written above by:

R.H. DONNELLEY CORPORATION


By: /s/ Jennifer Apker
    ---------------------------------
Name: Jennifer Apker
      -------------------------------
Title: Vice President and Treasurer
       ------------------------------

                                                                         Annex A

          Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Commitment Letter dated October 2, 2005 (the "Commitment Letter") from J.P. Morgan Securities Inc. and JPMorgan Chase Bank, N.A., to R.H. Donnelley Corporation (the "Indemnifying Party") of which these Indemnification Provisions form an integral part.

          To the fullest extent permitted by applicable law, the Indemnifying Party agrees that it will indemnify and hold harmless each Indemnified Person from and against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements and any and all actions, suits, proceedings and investigations in respect thereof and any and all reasonable legal or other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise (including, without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, proceeding or investigation (whether or not in connection with litigation in which such Indemnified Person is a party) and including, without limitation, any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements, resulting from any negligent act or omission of such Indemnified Person), directly or indirectly, caused by, relating to, based upon, arising out of or in connection with (i) the Transaction, (ii) the Commitment Letter, the Fee Letter, the Facilities or the Amendments, or (iii) any untrue statement or alleged untrue statement of a material fact contained in, or omissions or alleged omissions in, information furnished by the Indemnifying Party or any of its subsidiaries or affiliates to any of the Indemnified Persons or any other person in connection with the Transaction or the Commitment Letter, provided, however, such indemnity agreement shall not apply with respect to an Indemnified Person to any portion of any such loss, claim, damage, obligation, penalty, judgment, award, liability, cost, expense or disbursement to the extent it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily from the gross negligence or willful misconduct of such Indemnified Person.

          These Indemnification Provisions shall be in addition to any liability which the Indemnifying Party may have to the Indemnified Persons.

          If any action, suit, proceeding or investigation is commenced, as to which any of the Indemnified Persons proposes to demand indemnification, it shall notify the Indemnifying Party with reasonable promptness, provided, however, that any failure by any of the Indemnified Persons to so notify the Indemnifying Party shall not relieve the Indemnifying Party from its obligations hereunder. Each Commitment Party, on behalf of the Indemnified Persons, shall have the right to retain counsel of its choice to represent the Indemnified Persons, and the Indemnifying Party shall pay the fees, expenses and disbursement of such counsel, and such counsel shall, to the extent consistent with its professional responsibilities, cooperate with the Indemnifying Party and any counsel designated by the Indemnifying Party. The Indemnifying Party shall be liable for any settlement of any claim against any of the Indemnified Persons made with its written consent, which consent shall not be unreasonably withheld. Without the prior written consent of the relevant Indemnified Person, the Indemnifying Party shall not settle or compromise any claim, permit a default or consent to the entry of any judgment in respect thereof.

          In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these Indemnification Provisions is made but is found by a judgment of a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provided for indemnification in such case, then the Indemnifying Party, on the one hand, and the Indemnified Persons, on the other hand, shall contribute to the losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements to which the Indemnified Persons may be subject in accordance with the relative benefits received by the Indemnifying Party, on the one hand, and the Indemnified Persons, on the other hand, and also the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Persons, on the other hand, in connection with the statements, acts or omissions which resulted in such losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements and the relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any other person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, none of the Indemnified Persons shall be obligated to contribute any amount hereunder that exceeds the amount of fees previously received by such Indemnified Person pursuant to the Commitment Letter and the Fee Letter.

          Neither expiration or termination of the JPMCB's commitment under the Commitment Letter or funding or repayment of the loans under the Facilities shall affect these Indemnification Provisions which shall remain operative and in full force and effect.

                                                                      Schedule I

Outstanding Bonds of Delta and Its Subsidiaries

"Delta East Bonds":

Delta Media East 9.875% Senior Notes due 2009 ($450,000,000)

Delta Media East 12.125% Senior Subordinated Notes due 2012 ($341,250,000)

"Delta West Bonds":

Delta Media West 8.5% Senior Notes due 2010 ($385,000,000)

Delta Media West 9.875% Senior Subordinated Notes due 2013 ($761,800,000)

Delta Media West 5.875% Senior Notes due 2011($300,000,000)

"Delta Inc. Bonds":

Delta Media Inc. 9.0% Senior Discount Notes due 2013 ($389,000,000 and $361,000,000)

Delta Media Inc. 8.0% Senior Notes due 2013 ($500,000,000)

                                                                     Schedule II

1. Amend change of control.

2. Amend to permit repurchase of bonds tendered in Change of Control Offers and to permit backstop facilities (to the extent refinancing or basket provisions not available).

3. Amend to include Incremental Tranche B Delta West Facility.

4. Amend to permit new Target bonds (to the extent baskets not available).

5. Amend Delta West Credit Agreement to permit upstreaming of proceeds of incremental debt (to the extent baskets not available). (Section 6.08).

6. Waiver of cross-defaults resulting from Change of Control Offers will be required. (Section 9.02).

7. Amend financial covenants to the extent necessary or appropriate to reflect the capital structure contemplated hereby.

8. The amendments/waiver mentioned above require approval of Required Lenders (i.e., more than 50% approval).

                                                                    Schedule III

1. Amend passive holding company provisions to allow for acquisition of Target. (Sections 8.8, 8.16 and 9(l)).

2. Amend to permit new Company bonds. (Sections 8.2 and 9(l)).

3. Amend to permit negative pledge in new Company bonds. (Section 8.14).

4. Amend financial covenants. (Section 8.1).

5. The amendments mentioned above require approval of Required Lenders (i.e., more than 50% approval). (Section 11.1).

                                                                       EXHIBIT A

                                   DELTA WEST
                         INCREMENTAL TRANCHE B FACILITY
                    Summary of Principal Terms and Conditions

                                   ----------

          R.H. Donnelley Corporation (the "Company") has indicated that it intends to enter into a merger agreement (the "Merger Agreement") pursuant to which the Company will acquire (the "Transaction") the outstanding capital stock of the company separately identified to us as "Delta" (the "Target") from the existing holders of such capital stock (the "Sellers"). Unless otherwise defined herein, terms which are defined in the Commitment Letter to which this Term Sheet is attached are used herein as so defined. Set forth below is a statement of the terms and conditions for the Incremental Tranche B Delta West Facility to be used to finance a portion of the Transaction:

Borrower:                        Delta West.

Acquisition and Other            R.H. Donnelly Corporation (the "Company")
Transactions:                    intends to acquire (the "Acquisition") all of
                                 the outstanding stock of the company separately
                                 identified as "Delta" (the "Target") from the
                                 existing holders of such capital stock (the
                                 "Sellers"). The Acquisition will be effected in
                                 accordance with a definitive merger agreement
                                 (the "Merger Agreement") to be entered into by
                                 the Company, the Target and/or one or more of
                                 their respective affiliates. The Company
                                 intends to finance the Acquisition and related
                                 transactions from the following sources: (a)
                                 the issuance of new common stock of the Company
                                 to the Sellers with an agreed valuation of
                                 $2,359,500,000 (the "New Equity"); (b)
                                 $1,842,000,000 in cash proceeds (the "Company
                                 Holdco Financing") from either (i) the issuance
                                 by the Company of senior notes (the "Company
                                 Holdco Notes") in a public offering or Rule
                                 144A private placement or (ii) in the event the
                                 Company is unable to issue the full amount of
                                 the Company Holdco Notes at or prior to the
                                 time the Acquisition is consummated, borrowings
                                 under a senior bridge facility of the Company
                                 (the "Company Holdco Facility"); (c)
                                 $250,000,000 in cash proceeds (the "Target
                                 Holdco Financing") from either (i) the issuance
                                 by the Target of senior notes (the "Target
                                 Holdco Notes" and, together with the Company
                                 Holdco Notes, the "Holdco Notes") in a public
                                 offering or Rule 144A private placement or (ii)
                                 in the event the Target is unable to issue the
                                 full amount of the Target Holdco Notes at or
                                 prior to the time the Acquisition is
                                 consummated, borrowings under a senior bridge
                                 facility of the Target (the "Target Holdco
                                 Facility"); and (d) the Target will obtain the
                                 Incremental Tranche B Delta West Facility (as
                                 defined below).

                                 The proceeds of the Incremental Tranche B Delta
                                 West Facility (as defined below), together with the proceeds of the New Equity, the Company
                                 Holdco Financing and the Target Holdco
                                 Financing, with be used to finance the
                                 Transaction and to pay the related fees and expenses. References herein to the
                                 "Transaction" shall include the financings described herein and all other transactions related to the Transaction.

Administrative Agent:            JPMorgan Chase Bank, N.A. ("JPMCB", in such
                                 capacity, the "Administrative Agent") will
                                 continue to act as sole Administrative Agent
                                 for the Lenders under the Delta West Credit
                                 Agreement.

Sole Arranger and Sole           J.P. Morgan Securities, Inc. ("JPMorgan", in
Bookrunner:                      such capacity, the "Arranger")

Amendment and Restatement of     In connection with the Transactions, the Delta
Delta West Credit Agreement:     West Credit Agreement will be amended and
                                 restated (the "Delta West Amendments") as
                                 described below in order to, among other
                                 things, permit the Acquisition and to provide
                                 the Incremental Tranche B Delta West Facility,
                                 subject to the terms and conditions
                                 contemplated hereby. The existing senior
                                 secured Tranche A term loan facility (the
                                 "Existing Senior Secured Tranche A Term Loan
                                 Facility"), the existing senior secured Tranche
                                 B term loan facility (the "Existing Senior
                                 Secured Tranche B Term Loan Facility" and,
                                 together with the Existing Senior Secured
                                 Tranche A Term Loan Facility, the "Existing
                                 Term Loan Facilities") and the existing senior
                                 revolving credit facility (the "Existing Senior
                                 Revolving Credit Facility" and, together with
                                 the Existing Senior Secured Tranche A Term Loan
                                 Facility and the Existing Senior Secured
                                 Tranche B Term Loan Facility, the "Existing
                                 Facilities") under the Delta West Credit
                                 Agreement will remain in place.

Amendments to Terms of           As described on Schedule II to the Commitment
Existing Facilities:             Letter.

Incremental Tranche B Delta      In addition to the Existing Facilities, the
West Facility:                   Delta West Amendments will provide for an
                                 additional senior secured Tranche B term loan
                                 in an aggregate principal amount of up to
                                 $503,000,000 (the "Incremental Tranche B Delta
                                 West Facility").

Purpose: The proceeds of the loans made under the Incremental Tranche B Delta West Facility, together with the proceeds of the New Equity, the Company Holdco Financing and the Target
                                 Holdco Financing, will be used by the Company to finance the Transaction and to pay fees and expenses incurred in connection with the Transactions.

Availability:                    The full amount of the Incremental Tranche B
                                 Delta West Facility must be drawn in a single
                                 drawing on the date (the "Delta West Amendments
                                 Closing Date") on which the Delta West
                                 Amendments become effective and the Acquisition
                                 is consummated. Amounts borrowed under the
                                 Incremental Tranche B Delta West Facility that
                                 are repaid or prepaid may not be reborrowed.

Interest Rates and Fees:         (A)  The commitment fees in respect of the
                                      Existing Senior Revolving Credit Facility
                                      and the interest rates in respect of the
                                      Existing Facilities will not be changed.

                                 (B)  Loans under the Incremental Tranche B
                                      Delta West Facility will bear interest at the same rates as the Existing Senior
                                      Secured Tranche B Term Loan Facility,
                                      which are (i) Adjusted LIBOR plus 1.75%
                                      per annum (determined according to a
                                      pricing grid by reference to the Leverage
                                      Ratio) or (ii) Alternate Base Rate plus
                                      0.75% per annum (determined according to such pricing grid).

                                 "Adjusted LIBOR" means the rate (adjusted for statutory reserve requirements for eurocurrency liabilities) for eurodollar deposits for a three-month period appearing on Page 3750 of the Telerate screen, provided that in the event that Adjusted LIBOR cannot be determined on the Closing Date, the Alternate Base Rate (as defined below) on the Closing Date shall be substituted in lieu thereof.

                                 "Alternate Base Rate" means the greater of (i) the rate of interest publicly announced by JPMCB as its prime rate in effect at its principal office in New York City and (ii) the federal funds effective rate from time to time plus 0.50%.

Final Maturity and               (A)  The maturity of the Existing Facilities
Amortization:                         and the amortization of the Existing Term
                                      Loan Facilities will not be changed.

                                 (B)  The Incremental Tranche B Delta West
                                      Facility will mature on the same date as the Existing Senior Secured Tranche B Term
                                      Loan Facility and will amortize in
                                      quarterly installments in amounts
                                      proportional to the amortization of the
                                      Existing Senior Secured Tranche B Term
                                      Loan Facility.

Guarantees and Security:         All obligations of Delta West in respect of the
                                 Incremental Tranche B Delta West Facility will
                                 be guaranteed and secured on the same basis as,
                                 and ratably with, the Existing Facilities.

Prepayments:                     Loans under the Incremental Tranche B Delta
                                 West Facility will be subject to mandatory and
                                 optional prepayment on the same terms as are
                                 applicable to loans under the Existing Senior
                                 Secured Tranche B Term Loan Facility, as
                                 amended by the contemplated Delta Credit
                                 Agreement Amendments.

Documentation:                   Substantially consistent with the Delta West
                                 Credit Agreement, as amended by the
                                 contemplated Delta Credit Agreement Amendments
                                 (such documentation, the "Incremental Tranche B
                                 Delta West Facility Documentation").

Conditions Precedent to Delta    The availability of the Incremental Tranche B
West Amendments and Borrowing    Delta West Facility shall be conditioned upon
under the Incremental Tranche    the satisfaction of the conditions set forth in
B Delta West Facility:           Exhibit F.


Representations, Covenants,      Substantially the same as the representations,
Events of Default and Other      covenants, events of default and other
Provisions:                      provisions included in the Delta West Credit
                                 Agreement and related documentation, modified
                                 as appropriate to permit the Acquisition and
                                 the Incremental Tranche B Delta West Facility
                                 and as otherwise described herein.

Governing Law and Forum:         New York.

Counsel to the Administrative    Simpson Thacher & Bartlett LLP.
Agent and the Arranger:

                                                                       EXHIBIT B

                           R.H. DONNELLEY CORPORATION
                                 SENIOR FACILITY
                         Summary of Terms and Conditions

                                   ----------

          R.H. Donnelley Corporation (the "Company") has indicated that it intends to enter into a merger agreement (the "Merger Agreement") pursuant to which the Company will acquire (the "Transaction") the outstanding capital stock of the company separately identified to us as "Delta" (the "Target") from the existing holders of such capital stock (the "Sellers"). Unless otherwise defined herein, terms which are defined in the Commitment Letter to which this Term Sheet is attached are used herein as so defined. Set forth below is a statement of the terms and conditions for the Company Holdco Facility to be used to finance a portion of the Transaction, including without limitation to fund a tender for the Existing Company Bonds, in the event that the Company is unable to issue the full amount of Company Holdco Notes at or prior to the time that the Acquisition is consummated:

Initial Loans:                   The Lenders (as defined below) will make
                                 unsecured loans (the "Initial Loans") to the
                                 Company on the Closing Date (as defined below)
                                 in an aggregate principal amount not to exceed
                                 $1,842,000,000 (the "Company Holdco Facility").

Borrower:                        The Company.

Guarantors:                      None.

Administrative Agent:            JPMorgan Chase Bank, N.A. ("JPMCB"; in such
                                 capacity, the "Administrative Agent") will act
                                 as Administrative Agent for the Lenders holding
                                 the Initial Loans from time to time.

Sole Lead Arranger and Sole      J.P. Morgan Securities Inc. ("JPMorgan"; in
Bookrunner:                      such capacity, the "Arranger").

Lenders: JPMCB and any other holder of any portion of the Initial Loans or of any commitment to make the Initial Loans are collectively referred to as the "Lenders."

Use of Proceeds:                 The proceeds of the Initial Loans will be used
                                 to provide funds to finance the Transaction and
                                 the other transactions related thereto and
                                 contemplated thereby, and to pay related fees
                                 and expenses.

Funding:                         The Lenders will make the Initial Loans
                                 simultaneously with the consummation of the Transaction. The date on which such Initial
                                 Loans are made and the Transaction is
                                 consummated is herein called the "Closing
                                 Date."

Maturity/Exchange:               The Initial Loans will initially mature on the
                                 date that is 12 months following the Closing
                                 Date (the "Initial Loan Maturity Date"). The
                                 maturity of the Initial Loans shall be extended
                                 as provided below. If any Initial Loan has not
                                 been previously repaid in full on or prior to
                                 the Initial Loan Maturity Date, the Lender in
                                 respect of such Initial Loan will have the
                                 option at any time or from time to time to
                                 receive Exchange Notes (the "Exchange Notes")
                                 in exchange for such Initial Loan having the
                                 terms set forth in the term sheet attached
                                 hereto as Annex I; provided, that a Lender may
                                 not elect to exchange only a portion of its
                                 outstanding Initial Loans for Exchange Notes
                                 unless such Lender intends at the time of such
                                 partial exchange of Initial Loans promptly to
                                 sell the Exchange Notes received in such
                                 exchange. The maturity of any Initial Loans
                                 that are not exchanged for Exchange Notes on
                                 the Initial Loan Maturity Date shall
                                 automatically be extended to the tenth
                                 anniversary of the Closing Date.

                                 The Initial Loans and the Exchange Notes shall be pari passu for all purposes.

Interest:                        Prior to the Initial Loan Maturity Date, the
                                 Initial Loans will accrue interest at a rate
                                 per annum equal to 7.875% (or, in the event the
                                 Company Holdco Facility is not rated at least
                                 Caa1 or better by Moody's and at least B or
                                 better by S&P, in each case with a stable or
                                 better outlook, 8.375%).

                                 Such interest rate will increase by an
                                 additional 100 basis points at the end of the first six months following the Closing Date and by 50 basis points at the end of each three-month period thereafter until the Initial
                                 Loan Maturity Date.

                                 Notwithstanding the foregoing, the interest rate in effect at any time prior to the Initial
                                 Loan Maturity Date shall not exceed the greater of (i) 10.25% per annum and (ii) the J.P.
                                 Morgan Securities Inc. High Yield Index Rate on the Closing Date plus 2.50%, but in no event shall the interest rate in effect at any time prior to the Initial Loan Maturity Date exceed
                                 11.0%. In the event the Company Holdco Facility is not rated at least Caa1 or better by Moody's and at least B or better by S&P, in each case with a stable or better outlook, each of the foregoing percentages shall be increased by 0.50%. During the period an event of default occurs and is continuing, the interest rate will increase by 200 basis points with respect to any amounts overdue.

                                 Following the Initial Loan Maturity Date, all outstanding Initial Loans will accrue interest at the rate provided for Exchange Notes in Annex I hereto, subject to the absolute caps applicable to Exchange Notes.

                                 Calculation of interest shall be on the basis of actual days elapsed in a year of 360 days.

                                 Interest will be payable in arrears (a) at the end of each fiscal quarter of the Company following the Closing Date and on the Initial
                                 Loan Maturity Date and (b) for Initial Loans outstanding after the Initial Loan Maturity
                                 Date, at the end of each fiscal quarter of the Company following the Initial Loan Maturity
                                 Date and on the final maturity date.

Mandatory Redemption:            On or prior to the Initial Loan Maturity Date,
                                 the Company will be required to prepay Initial
                                 Loans on a pro rata basis, at par plus accrued
                                 and unpaid interest from the net proceeds
                                 (after deduction of, among other things,
                                 amounts required, if any, to repay any senior
                                 secured credit facilities or outstanding senior
                                 bonds) of the sale of any assets outside the
                                 ordinary course of business, the incurrence of
                                 any debt (other than debt permitted under any
                                 senior secured credit facilities, with the
                                 exception of any outstanding senior bonds) and
                                 the issuance of any equity not applied to the
                                 payment of loans under any senior secured
                                 credit facility, in each case subject to
                                 exceptions and baskets to be agreed. In
                                 addition, the Company will be required to offer
                                 to redeem the Initial Loans upon the occurrence
                                 of a change of control (which offer shall be at
                                 par plus accrued and unpaid interest).

Optional Prepayment:             The Initial Loans may be prepaid, in whole or
                                 in part, at the option of the Company, at any
                                 time upon three days' prior notice, at par plus
                                 accrued and unpaid interest, if any, without
                                 premium or penalty. If the Company elects to
                                 optionally prepay all or any portion of the
                                 Initial Loans, then the Company shall be
                                 required to optionally redeem on a pro rata
                                 basis outstanding Exchange Notes, if any,
                                 subject to certain circumstances, to the
                                 non-call provisions of any Exchange Notes, at
                                 par plus accrued and unpaid interest, if any.

Documentation:                   Substantially consistent with the RHD Credit
                                 Agreement, with usual and customary changes for
                                 a bridge facility to be agreed (such
                                 documentation, the "Company Holdco Facility
                                 Documentation").

Conditions Precedent:            The availability of the Company Holdco Facility
                                 shall be conditioned upon the satisfaction of
                                 the conditions set forth in Exhibit F.

Representations and              Substantially consistent with the RHD Credit
Warranties:                      Agreement, with usual and customary changes for
                                 a bridge facility to be agreed.

Covenants:                       Restrictions on the incurrence of indebtedness,
                                 the payment of dividends, redemption of capital
                                 stock and making certain investments, the
                                 incurrence of liens, the sale of assets and the
                                 sale of subsidiary stock, entering into
                                 agreements that restrict the payment of
                                 dividends by subsidiaries or the repayment of
                                 intercompany loans and advances, entering into
                                 affiliate transactions, entering into mergers,
                                 consolidations and sales of substantially all
                                 the assets of the Company and its subsidiaries
                                 and requirements as to future subsidiary
                                 guarantors that guaranty other indebtedness of
                                 the Company (other than the guaranty by the
                                 Company of the RHD Credit Agreement). Prior to
                                 the Initial Loan Maturity Date, the covenants
                                 will be more restrictive than those in the
                                 Exchange Notes. Following the Initial Loan
                                 Maturity Date, the covenants relevant to the
                                 Initial Loans will automatically be modified so
                                 as to be consistent with the Exchange Notes.

Events of Default:               Substantially consistent with the RHD Credit
                                 Agreement, with usual and customary changes for
                                 a bridge facility to be agreed. Following the
                                 Initial Loan Maturity Date, the events of
                                 default relevant to the Initial Loans will
                                 automatically be modified so as to be
                                 consistent with the Exchange Notes.

Cost and Yield Protection:       Usual for facilities and transactions of this
                                 type.

Assignment and Participation:    Subject to the prior approval of the
                                 Administrative Agent (such approval not to be
                                 unreasonably withheld), the Lenders will have
                                 the right to assign Initial Loans and
                                 commitments without the consent of the Company.
                                 The Administrative Agent will receive a
                                 processing and recordation fee of $3,500,
                                 payable by the assignor and/or the assignee,
                                 with each assignment. Assignments will be by
                                 novation that will release the obligation of
                                 the assigning Lender.

                                 Subject to the prior approval of the
                                 Administrative Agent (such approval not to be unreasonably withheld), the Lenders will have the right to participate their Initial Loans to other financial institutions without restriction, other than customary voting limitations. Participants will have the same benefits as the selling Lenders would have (and will be limited to the amount of such benefits) with regard to yield protection and increased costs, subject to customary limitations and restrictions.

Voting:                          Amendments and waivers of the Company Holdco
                                 Facility Documentation will require the
                                 approval of Lenders holding more than 50% of the outstanding Initial Loans, except that (i) the consent of each affected Lender will be required for (a) reductions of principal or interest rates, (b) except as provided under "Maturity/Exchange" above, extensions of the
                                 Initial Loan Maturity Date, (c) additional restrictions on the right to exchange Initial
                                 Loans for Exchange Notes or any amendment of the rate of such exchange and (d) any amendment to the Exchange Notes that requires (or would, if any Exchange Notes were outstanding, require) the approval of all holders of Exchange Notes and (ii) the consent of 100% of the Lenders shall be required with respect to
                                 (a) modifications to any of the voting
                                 percentages and (b) modifications to the redemption provisions. A replacement of Lenders provision will apply in a manner to be agreed.

Expenses and Indemnification:    The Company Holdco Facility Documentation shall
                                 provide that the Company shall pay (a) all
                                 reasonable out-of-pocket expenses of the
                                 Administrative Agent and the Arranger
                                 associated with the syndication of the Company
                                 Holdco Facility (excluding fees paid to Lenders
                                 to participate in the Company Holdco Facility)
                                 and the preparation, execution, delivery and
                                 administration of the Company Holdco Facility
                                 Documentation and any amendment, waiver or
                                 modification with respect thereto (including
                                 the reasonable fees, disbursements and other
                                 charges of counsel) and (b) all out-of-pocket
                                 expenses of the Administrative Agent, the
                                 Arranger and the Lenders (including the fees,
                                 disbursements and other charges of counsel) in
                                 connection with the enforcement of the Company
                                 Holdco Facility Documentation.

                                 The Administrative Agent, the Arranger and the
                                 Lenders (and their respective affiliates, controlling persons, officers, directors, employees, advisors and agents) will have no liability for, and will be indemnified and held harmless against, any loss, liability, cost or expense incurred in respect of the proposed transactions, including, but not limited to, the financing contemplated hereby or the use or the proposed use of proceeds thereof, except to the extent they are found by a final, non-appealable judgment of a court to arise from the gross negligence or willful misconduct of the relevant indemnified person.

Governing Law and Forum:         New York.

Counsel to the Administrative    Simpson Thacher & Bartlett LLP.
Agent and the Arranger:

                                                            Annex I to Exhibit B

                         Summary of Terms and Conditions
                                of Exchange Notes

          Capitalized terms used but not defined herein have the meanings given in the Summary of Terms and Conditions of the Company Holdco Facility to which this Annex I is attached.

Issuer: The Company will issue Exchange Notes under an indenture that complies with the Trust
                                 Indenture Act (the "Indenture"). The Company in its capacity as issuer of the Exchange Notes is referred to as the "Issuer."

Guarantors:                      None.

Principal Amount:                The Exchange Notes will be available only in
                                 exchange for the Initial Loans on or after the
                                 Initial Loan Maturity Date. The principal
                                 amount of any Exchange Note will equal 100% of
                                 the aggregate principal amount of the Initial
                                 Loan for which it is exchanged. In the case of
                                 the initial exchange by Lenders, the minimum
                                 amount of Initial Loans to be exchanged for
                                 Exchange Notes shall equal 10% of the
                                 outstanding principal amount of the Initial
                                 Loans on the date of such exchange.

Maturity:                        The Exchange Notes will mature on the tenth
                                 anniversary of the Closing Date.

Interest Rate:                   The Exchange Notes will bear interest at a rate
                                 equal to the Initial Rate (as defined below)
                                 plus the Exchange Spread (as defined below).
                                 Notwithstanding the foregoing, the interest
                                 rate in effect at any time shall not exceed the
                                 greater of (i) 10.25% per annum and (ii) the
                                 J.P. Morgan Securities Inc. High Yield Index
                                 Rate on the Closing Date plus 2.50%, but in no
                                 event shall the interest rate in effect at any
                                 time exceed 11.0%. In the event the Company
                                 Holdco Facility is not rated at least Caa1 or
                                 better by Moody's and at least B or better by
                                 S&P, in each case with a stable or better
                                 outlook, each of the foregoing percentages
                                 shall be increased by 0.50%.

                                 "Exchange Spread" shall equal zero basis points during the three month period commencing on the Initial Loan Maturity Date and shall increase by 50 basis points at the beginning of each subsequent three month period.

                                 "Initial Rate" shall be determined on the Initial Loan Maturity Date and shall equal the interest rate borne by the Initial Loans on the day immediately preceding the Initial Loan
                                 Maturity Date plus 50 basis points.

                                 Interest will be payable in arrears at the end of each semi-annual fiscal period.

Mandatory Redemption:            The Issuer will be required to make an offer to
                                 redeem the Exchange Notes (and, if outstanding,
                                 prepay the Initial Loans) on a pro rata basis,
                                 at par plus accrued and unpaid interest (or, in
                                 the case of Fixed Rate Exchange Notes, at par
                                 plus accrued and unpaid interest plus any
                                 applicable premiums), from the net proceeds
                                 (after deduction of, among other things,
                                 amounts required to pay any senior secured
                                 credit facilities or outstanding senior bonds)
                                 of the sale of any assets outside the ordinary
                                 course of business, subject to exceptions and
                                 baskets to be agreed. In addition, the Issuer
                                 will be required to offer to redeem the
                                 Exchange Notes upon the occurrence of a change
                                 of control (which offer shall be at 101% of the
                                 principal amount of such Exchange Notes, plus
                                 accrued and unpaid interest).

Optional Redemption:             Subject to the following sentence, the Exchange
                                 Notes will be redeemable at the option of the
                                 Issuer, in whole or in part, at any time at par
                                 plus accrued and unpaid interest to the
                                 redemption date. If any Exchange Note is sold
                                 by a Lender to a third party purchaser, such
                                 Lender shall have the right to fix the interest
                                 rate on such Exchange Note (a "Fixed Rate
                                 Exchange Note") at a rate equal to the greater
                                 of (a) the then applicable rate of interest or
                                 (b) upon the representation of such
                                 transferring Lender that a higher rate (such
                                 higher rate, the "Transfer Rate") is necessary
                                 in order to permit such Lender to transfer such
                                 Exchange Note to a third party and receive
                                 consideration equal to the principal amount
                                 thereof plus all accrued and unpaid interest to
                                 the date of such transfer, the Transfer Rate;
                                 provided, that such Transfer Rate shall not
                                 exceed the absolute and cash maximum interest
                                 rates applicable to the Exchange Notes. If such
                                 Lender exercises such right, such Exchange Note
                                 will be (a) non-callable for the first five
                                 years from the Initial Loan Maturity Date and
                                 (b) thereafter, callable at par plus accrued
                                 interest plus a premium equal to (i) 50% of the
                                 coupon in effect on the date of sale of such
                                 Exchange Note to a third party purchaser or
                                 (ii) if the Transfer Rate was used, 50% of the
                                 Transfer Rate, which premium in either case
                                 shall decline ratably on each yearly
                                 anniversary of the date of such sale to zero
                                 two years prior to the maturity of the Exchange
                                 Notes, provided that, such call protection
                                 shall not apply to any call for redemption
                                 issued prior to the sale to such third party
                                 purchaser.

                                 If the Issuer elects to optionally redeem all or any portion of the Exchange Notes, then the Issuer shall be required to optionally prepay on a pro rata basis outstanding Initial Loans, at par plus accrued and unpaid interest.

Registration Rights:             The Issuer will file within 120 days after the
                                 Initial Loan Maturity Date, and will use its
                                 commercially reasonable efforts to cause to
                                 become effective as soon thereafter as
                                 practicable, a shelf registration statement
                                 with respect to the Exchange Notes (a "Shelf
                                 Registration Statement") or a registration
                                 statement relating

                                 to a Registered Exchange Offer (as described below). If a Shelf Registration Statement is filed, the Issuer will keep such registration statement effective and available (subject to customary exceptions including various blackout and suspension periods) until the applicable of Exchange Notes are resold thereunder but in no event longer than two years from the Closing
                                 Date. If within 180 days from the Initial Loan
                                 Maturity Date, a Shelf Registration Statement for the Exchange Notes has not been declared effective or the Issuer has not effected an exchange offer (a "Registered Exchange Offer") whereby the Issuer has offered registered notes having terms identical to the Exchange Notes
                                 (the "Substitute Notes") in exchange for all outstanding Exchange Notes and Initial Loans
                                 (it being understood that a Shelf Registration
                                 Statement is required to be made available in respect of Exchange Notes the holders of which could not receive Substitute Notes through the Registered Exchange Offer that, in the opinion of counsel, would be freely saleable by such holders without registration or requirement for delivery of a current prospectus under the Securities Act of 1933, as amended (other than a prospectus delivery requirement imposed on a broker-dealer who is exchanging Exchange Notes acquired for its own account as a result of a market making or other trading activities)), then the Issuer will pay liquidated damages of 0.25% per annum (which rate shall increase by an additional 0.25% per annum at the end of each 90-day period, up to a maximum of 1.00% per annum) on the principal amount of Exchange
                                 Notes and Initial Loans outstanding to holders thereof who are, or would be, unable freely to transfer Exchange Notes from and including the 181st day after the date of the first issuance of Exchange Notes to but excluding the earlier of the effective date of such Shelf
                                 Registration Statement or the date of
                                 consummation of such Registered Exchange Offer
                                 (such damages may be payable, at the option of the Company, in the form of additional Initial
                                 Loans or Exchange Notes, as applicable, if the then interest rate thereon exceeds the applicable cash interest rate cap). The Issuer will also pay such liquidated damages for any period of time (subject to customary exceptions) following the effectiveness of a Shelf Registration Statement that such Shelf
                                 Registration Statement is not available for resales thereunder.

Right to Transfer Exchange       The holders of the Exchange Notes shall have
Notes:                           the absolute and unconditional right to
                                 transfer such Exchange Notes in compliance with
                                 applicable law to any third parties.

Covenants:                       Substantially consistent with the indentures
                                 governing the Company's existing senior notes,
                                 except as otherwise agreed.

Events of Default:               Substantially consistent with the indentures
                                 governing the Company's existing senior notes,
                                 except as otherwise agreed.

Governing Law and Forum:         New York.

                                                                       EXHIBIT C

                                      DELTA
                                 SENIOR FACILITY
                         Summary of Terms and Conditions

                                   ----------

          R.H. Donnelley Corporation (the "Company") has indicated that it intends to enter into a merger agreement (the "Merger Agreement") pursuant to which the Company will acquire (the "Transaction") the outstanding capital stock of the company separately identified to us as "Delta" (the "Target") from the existing holders of such capital stock (the "Sellers"). Unless otherwise defined herein, terms which are defined in the Commitment Letter to which this Term Sheet is attached are used herein as so defined. Set forth below is a statement of the terms and conditions for the Target Holdco Facility to be used to finance a portion of the Transaction in the event the Target is unable to issue the full amount of the Target Holdco Notes at or prior to the time the Acquisition is consummated:

Initial Loans:                   The Lenders (as defined below) will make
                                 unsecured loans (the "Initial Loans") to the
                                 Target on the Closing Date (as defined below)
                                 in an aggregate principal amount not to exceed
                                 $250,000,000 (the "Target Holdco Facility").

Borrower:                        The Target.

Guarantors:                      None.

Administrative Agent:            JPMorgan Chase Bank, N.A. ("JPMCB"; in such
                                 capacity, the "Administrative Agent") will act
                                 as Administrative Agent for the Lenders holding
                                 the Initial Loans from time to time.

Sole Lead Arranger and Sole      J.P. Morgan Securities Inc. ("JPMorgan"; in
Bookrunner:                      such capacity, the "Arranger").

Lenders: JPMCB and any other holder of any portion of the Initial Loans or of any commitment to make the Initial Loans are collectively referred to as the "Lenders."

Use of Proceeds:                 The proceeds of the Initial Loans will be used
                                 to provide funds to finance the Transaction and
                                 the other transactions related thereto and
                                 contemplated hereby, and to pay related fees
                                 and expenses.

Funding:                         The Lenders will make the Initial Loans
                                 simultaneously with the consummation of the Transaction. The date on which such Initial
                                 Loans are made and the Transaction is
                                 consummated is herein called the "Closing
                                 Date."

Maturity/Exchange:               The Initial Loans will initially mature on the
                                 date that is 12 months following the Closing
                                 Date (the "Initial Loan Maturity Date"). The
                                 maturity of the Initial Loans shall be extended
                                 as provided below. If any Initial Loan has not
                                 been previously repaid in full on or prior to
                                 the Initial Loan Maturity Date, the Lender in
                                 respect of such Initial Loan will have the
                                 option at any time or from time to time to
                                 receive Exchange Notes (the "Exchange Notes")
                                 in exchange for such Initial Loan having the
                                 terms set forth in the term sheet attached
                                 hereto as Annex I; provided, that a Lender may
                                 not elect to exchange only a portion of its
                                 outstanding Initial Loans for Exchange Notes
                                 unless such Lender intends at the time of such
                                 partial exchange of Initial Loans promptly to
                                 sell the Exchange Notes received in such
                                 exchange. The maturity of any Initial Loans
                                 that are not exchanged for Exchange Notes on
                                 the Initial Loan Maturity Date shall
                                 automatically be extended to the tenth
                                 anniversary of the Closing Date.

                                 The Initial Loans and the Exchange Notes shall be pari passu for all purposes.

Interest:                        Prior to the Initial Loan Maturity Date, the
                                 Initial Loans will accrue interest at a rate
                                 per annum equal to 7.125% (or, in the event the
                                 Target Holdco Facility is not rated at least B3
                                 or better by Moody's and at least B or better
                                 by S&P, in each case with a stable or better
                                 outlook, 7.625%).

                                 Such interest rate will increase by an
                                 additional 100 basis points at the end of the first six months following the Closing Date and by 50 basis points at the end of each three-month period thereafter until the Initial
                                 Loan Maturity Date.

                                 Notwithstanding the foregoing, the interest rate in effect at any time prior to the Initial
                                 Loan Maturity Date shall not exceed the greater of (i) 9.5% per annum and (ii) the J.P. Morgan
                                 Securities Inc. High Yield Index Rate on the
                                 Closing Date plus 1.75%, but in no event shall the interest rate in effect at any time prior to the Initial Loan Maturity Date exceed
                                 10.25%. In the event the Target Holdco Facility is not rated at least B3 or better by Moody's and at least B or better by S&P, in each case with a stable or better outlook, each of the foregoing percentages shall be increased by 0.50%. During the period an event of default occurs and is continuing, the interest rate will increase by 200 basis points with respect to any amounts overdue.

                                 Following the Initial Loan Maturity Date, all outstanding Initial Loans will accrue interest at the rate provided for Exchange Notes in Annex I hereto, subject to the absolute caps applicable to Exchange Notes.

                                 To the extent the proceeds of any Initial Loan are used to fund purchases of the Target's 9.0%
                                 Senior Discount Notes due 2013 required to be made pursuant to the Change of Control Offers, the interest rate for such Initial Loan shall equal 1.0% more than the rate otherwise applicable thereto.

                                 Calculation of interest shall be on the basis of actual days elapsed in a year of 360 days.

                                 Interest will be payable in arrears (a) at the end of each fiscal quarter of the Target following the Closing Date and on the Initial
                                 Loan Maturity Date and (b) for Initial Loans outstanding after the Initial Loan Maturity
                                 Date, at the end of each fiscal quarter of the Target following the Initial Loan Maturity Date and on the final maturity date.

Mandatory Redemption:            On or prior to the Initial Loan Maturity Date,
                                 the Target will be required to prepay Initial
                                 Loans on a pro rata basis, at par plus accrued
                                 and unpaid interest from the net proceeds
                                 (after deduction of, among other things,
                                 amounts required, if any, to repay any senior
                                 secured credit facilities or outstanding senior
                                 bonds) of the sale of any assets outside the
                                 ordinary course of business, the incurrence of
                                 any debt (other than debt permitted under any
                                 senior secured credit facilities, with the
                                 exception of any outstanding senior bonds) and
                                 the issuance of any equity not applied to the
                                 payment of loans under any senior secured
                                 credit facility, in each case subject to
                                 exceptions and baskets to be agreed. In
                                 addition, the Target will be required to offer
                                 to redeem the Initial Loans upon the occurrence
                                 of a change of control (which offer shall be at
                                 par plus accrued and unpaid interest).

Optional Prepayment:             The Initial Loans may be prepaid, in whole or
                                 in part, at the option of the Target, at any
                                 time upon three days' prior notice, at par plus
                                 accrued and unpaid interest, if any, without
                                 premium or penalty. If the Target elects to
                                 optionally prepay all or any portion of the
                                 Initial Loans, then the Target shall be
                                 required to optionally redeem on a pro rata
                                 basis outstanding Exchange Notes, if any,
                                 subject to certain circumstances, to the
                                 non-call provisions of any Exchange Notes, at
                                 par plus accrued and unpaid interest, if any.

Documentation:                   Substantially consistent with the Delta Credit
                                 Agreements, with usual and customary changes
                                 for a bridge facility to be agreed (such
                                 documentation, the "Target Holdco Facility
                                 Documentation").

Conditions Precedent:            The availability of the Target Holdco Facility
                                 shall be conditioned upon the satisfaction of
                                 the conditions set forth in Exhibit F.

Representations and              Substantially consistent with the Delta Credit
Warranties:                      Agreements, with usual and customary changes
                                 for a bridge facility to be agreed.

Covenants:                       Restrictions on the incurrence of indebtedness,
                                 the payment of dividends, redemption of capital
                                 stock and making certain investments, the
                                 incurrence of liens, the sale of assets and the
                                 sale of subsidiary stock, entering into
                                 agreements that restrict the payment of
                                 dividends by subsidiaries or the repayment of
                                 intercompany loans and advances, entering into
                                 affiliate transactions, entering into mergers,
                                 consolidations and sales of substantially all
                                 the assets of the Target and its subsidiaries
                                 and requirements as to future subsidiary
                                 guarantors that guaranty other indebtedness of
                                 the Target. Prior to the Initial Loan Maturity
                                 Date, the covenants will be more restrictive
                                 than those in the Exchange Notes. Following the
                                 Initial Loan Maturity Date, the covenants
                                 relevant to the Initial Loans will
                                 automatically be modified so as to be
                                 consistent with the Exchange Notes.

Events of Default:               Substantially consistent with the Delta Credit
                                 Agreements, with usual and customary changes
                                 for a bridge facility to be agreed. Following
                                 the Initial Loan Maturity Date, the events of
                                 default relevant to the Initial Loans will
                                 automatically be modified so as to be
                                 consistent with the Exchange Notes.

Cost and Yield Protection:       Usual for facilities and transactions of this
                                 type.

Assignment and Participation:    Subject to the prior approval of the
                                 Administrative Agent (such approval not to be
                                 unreasonably withheld), the Lenders will have
                                 the right to assign Initial Loans and
                                 commitments without the consent of the Target.
                                 The Administrative Agent will receive a
                                 processing and recordation fee of $3,500,
                                 payable by the assignor and/or the assignee,
                                 with each assignment. Assignments will be by
                                 novation that will release the obligation of
                                 the assigning Lender.

                                 Subject to the prior approval of the
                                 Administrative Agent (such approval not to be unreasonably withheld), the Lenders will have the right to participate their Initial Loans to other financial institutions without restriction, other than customary voting limitations. Participants will have the same benefits as the selling Lenders would have (and will be limited to the amount of such benefits) with regard to yield protection and increased costs, subject to customary limitations and restrictions.

Voting:                          Amendments and waivers of the Target Holdco
                                 Facility Documentation will require the
                                 approval of Lenders holding more than 50% of the outstanding Initial Loans, except that (i) the consent of each affected Lender will be required for (a) reductions of principal or interest rates, (b) except as provided under "Maturity/Exchange" above, extensions of the
                                 Initial Loan Maturity Date, (c) additional restrictions on the right to exchange Initial
                                 Loans for Exchange Notes or any amendment of the rate of such exchange and (d) any amendment to the Exchange Notes that requires (or would, if any Exchange Notes were outstanding, require) the approval of all holders of Exchange Notes and (ii) the consent of 100% of the Lenders shall be required with respect to
                                 (a) modifications to any of the voting
                                 percentages and (b) modifications to the redemption provisions. A replacement of Lenders provision will apply in a manner to be agreed.

Expenses and Indemnification:    The Target Holdco Facility Documentation shall
                                 provide that the Target shall pay (a) all
                                 reasonable out-of-pocket expenses of the
                                 Administrative Agent and the Arranger
                                 associated with the syndication of the Target
                                 Holdco Facility (excluding fees paid to Lenders
                                 to participate in the Target Holdco Facility)
                                 and the preparation, execution, delivery and
                                 administration of the Target Holdco Facility
                                 Documentation and any amendment, waiver or
                                 modification with respect thereto (including
                                 the reasonable fees, disbursements and other
                                 charges of counsel) and (b) all out-of-pocket
                                 expenses of the Administrative Agent, the
                                 Arranger and the Lenders (including the fees,
                                 disbursements and other charges of counsel) in
                                 connection with the enforcement of the Target
                                 Holdco Facility Documentation.

                                 The Administrative Agent, the Arranger and the
                                 Lenders (and their respective affiliates, controlling persons, officers, directors, employees, advisors and agents) will have no liability for, and will be indemnified and held harmless against, any loss, liability, cost or expense incurred in respect of the proposed transactions, including, but not limited to, the financing contemplated hereby or the use or the proposed use of proceeds thereof, except to the extent they are found by a final, non-appealable judgment of a court to arise from the gross negligence or willful misconduct of the relevant indemnified person.

Governing Law and Forum:         New York.

Counsel to the Administrative    Simpson Thacher & Bartlett LLP.
Agent and the Arranger:

                                                            Annex I to Exhibit C

                         Summary of Terms and Conditions
                                of Exchange Notes

          Capitalized terms used but not defined herein have the meanings given in the Summary of Terms and Conditions of the Target Holdco Facility to which this Annex I is attached.

Issuer: The Target will issue Exchange Notes under an indenture that complies with the Trust
                                 Indenture Act (the "Indenture"). The Target in its capacity as issuer of the Exchange Notes is referred to as the "Issuer."

Guarantors:                      None.

Principal Amount:                The Exchange Notes will be available only in
                                 exchange for the Initial Loans on or after the
                                 Initial Loan Maturity Date. The principal
                                 amount of any Exchange Note will equal 100% of
                                 the aggregate principal amount of the Initial
                                 Loan for which it is exchanged. In the case of
                                 the initial exchange by Lenders, the minimum
                                 amount of Initial Loans to be exchanged for
                                 Exchange Notes shall equal 10% of the
                                 outstanding principal amount of the Initial
                                 Loans on the date of such exchange.

Maturity:                        The Exchange Notes will mature on the tenth
                                 anniversary of the Closing Date.

Interest Rate:                   The Exchange Notes will bear interest at a rate
                                 equal to the Initial Rate (as defined below)
                                 plus the Exchange Spread (as defined below).
                                 Notwithstanding the foregoing, the interest
                                 rate in effect at any time shall not exceed the
                                 greater of (i) 9.5% per annum and (ii) the J.P.
                                 Morgan Securities Inc. High Yield Index Rate on
                                 the Closing Date plus 1.75%, but in no event
                                 shall the interest rate in effect at any time
                                 exceed 10.25%. In the event the Target Holdco
                                 Facility is not rated at least B3 or better by
                                 Moody's and at least B or better by S&P, in
                                 each case with a stable or better outlook, each
                                 of the foregoing percentages shall be increased
                                 by 0.50%.

                                 "Exchange Spread" shall equal zero basis points during the three month period commencing on the Initial Loan Maturity Date and shall increase by 50 basis points at the beginning of each subsequent three month period.

                                 "Initial Rate" shall be determined on the Initial Loan Maturity Date and shall equal the interest rate borne by the Initial Loans on the day immediately preceding the Initial Loan
                                 Maturity Date plus 50 basis points.

                                 Interest will be payable in arrears at the end of each semi-annual fiscal period.

Mandatory Redemption:            The Issuer will be required to make an offer to
                                 redeem the Exchange Notes (and, if outstanding,
                                 prepay the Initial Loans) on

                                 a pro rata basis, at par plus accrued and unpaid interest (or, in the case of Fixed Rate
                                 Exchange Notes, at par plus accrued and unpaid interest plus any applicable premiums), from the net proceeds (after deduction of, among other things, amounts required to pay any senior secured credit facilities or outstanding senior bonds) of the sale of any assets outside the ordinary course of business, subject to exceptions and baskets to be agreed. In addition, the Issuer will be required to offer to redeem the Exchange Notes upon the occurrence of a change of control (which offer shall be at 101% of the principal amount of such Exchange Notes, plus accrued and unpaid interest).

Optional Redemption:             Subject to the following sentence, the Exchange
                                 Notes will be redeemable at the option of the
                                 Issuer, in whole or in part, at any time at par
                                 plus accrued and unpaid interest to the
                                 redemption date. If any Exchange Note is sold
                                 by a Lender to a third party purchaser, such
                                 Lender shall have the right to fix the interest
                                 rate on such Exchange Note (a "Fixed Rate
                                 Exchange Note") at a rate equal to the greater
                                 of (a) the then applicable rate of interest or
                                 (b) upon the representation of such
                                 transferring Lender that a higher rate (such
                                 higher rate, the "Transfer Rate") is necessary
                                 in order to permit such Lender to transfer such
                                 Exchange Note to a third party and receive
                                 consideration equal to the principal amount
                                 thereof plus all accrued and unpaid interest to
                                 the date of such transfer, the Transfer Rate;
                                 provided, that such Transfer Rate shall not
                                 exceed the absolute and cash maximum interest
                                 rates applicable to the Exchange Notes. If such
                                 Lender exercises such right, such Exchange Note
                                 will be (a) non-callable for the first five
                                 years from the Initial Loan Maturity Date and
                                 (b) thereafter, callable at par plus accrued
                                 interest plus a premium equal to (i) 50% of the
                                 coupon in effect on the date of sale of such
                                 Exchange Note to a third party purchaser or
                                 (ii) if the Transfer Rate was used, 50% of the
                                 Transfer Rate, which premium in either case
                                 shall decline ratably on each yearly
                                 anniversary of the date of such sale to zero
                                 two years prior to the maturity of the Exchange
                                 Notes, provided that, such call protection
                                 shall not apply to any call for redemption
                                 issued prior to the sale to such third party
                                 purchaser.

                                 If the Issuer elects to optionally redeem all or any portion of the Exchange Notes, then the Issuer shall be required to optionally prepay on a pro rata basis outstanding Initial Loans, at par plus accrued and unpaid interest.

Registration Rights:             The Issuer will file within 120 days after the
                                 Initial Loan Maturity Date, and will use its
                                 commercially reasonable efforts to cause to
                                 become effective as soon thereafter as
                                 practicable, a shelf registration statement
                                 with respect to the Exchange Notes (a "Shelf
                                 Registration Statement") or a registration
                                 statement relating to a Registered Exchange
                                 Offer (as described below). If a Shelf
                                 Registration Statement is filed, the Issuer
                                 will keep such

                                 registration statement effective and available
                                 (subject to customary exceptions including various blackout and suspension periods) until the applicable of Exchange Notes are resold thereunder but in no event longer than two years from the Closing Date. If within 180 days from the Initial Loan Maturity Date, a Shelf
                                 Registration Statement for the Exchange Notes has not been declared effective or the Issuer has not effected an exchange offer (a
                                 "Registered Exchange Offer") whereby the Issuer has offered registered notes having terms identical to the Exchange Notes (the
                                 "Substitute Notes") in exchange for all
                                 outstanding Exchange Notes and Initial Loans
                                 (it being understood that a Shelf Registration
                                 Statement is required to be made available in respect of Exchange Notes the holders of which could not receive Substitute Notes through the Registered Exchange Offer that, in the opinion of counsel, would be freely saleable by such holders without registration or requirement for delivery of a current prospectus under the Securities Act of 1933, as amended (other than a prospectus delivery requirement imposed on a broker-dealer who is exchanging Exchange Notes acquired for its own account as a result of a market making or other trading activities)), then the Issuer will pay liquidated damages of 0.25% per annum (which rate shall increase by an additional 0.25% per annum at the end of each 90-day period, up to a maximum of 1.00% per annum) on the principal amount of Exchange
                                 Notes and Initial Loans outstanding to holders thereof who are, or would be, unable freely to transfer Exchange Notes from and including the 181st day after the date of the first issuance of Exchange Notes to but excluding the earlier of the effective date of such Shelf
                                 Registration Statement or the date of
                                 consummation of such Registered Exchange Offer
                                 (such damages may be payable, at the option of the Target, in the form of additional Initial
                                 Loans or Exchange Notes, as applicable, if the then interest rate thereon exceeds the applicable cash interest rate cap). The Issuer will also pay such liquidated damages for any period of time (subject to customary exceptions) following the effectiveness of a Shelf Registration Statement that such Shelf
                                 Registration Statement is not available for resales thereunder.

Right to Transfer Exchange       The holders of the Exchange Notes shall
Notes:                           have the absolute and unconditional right to
                                 transfer such Exchange Notes in compliance with
                                 applicable law to any third parties.

Covenants:                       Substantially consistent with the indentures
                                 governing the Delta Inc. Bonds (as defined in
                                 Schedule I to the Commitment Letter), except as
                                 otherwise agreed.

Events of Default:               Substantially consistent with the indentures
                                 governing the Delta Inc. Bonds, except as
                                 otherwise agreed.

Governing Law and Forum:         New York.

                                                                       EXHIBIT D

                                   DELTA EAST
                           DELTA EAST BRIDGE FACILITY
                         Summary of Terms and Conditions

                                   ----------

          R.H. Donnelley Corporation (the "Company") has indicated that it intends to enter into a merger agreement (the "Merger Agreement") pursuant to which the Company will acquire (the "Transaction") the outstanding capital stock of the company separately identified to us as "Delta" (the "Target") from the existing holders of such capital stock (the "Sellers"). Unless otherwise defined herein, terms which are defined in the Commitment Letter to which this Term Sheet is attached are used herein as so defined. Set forth below is a statement of the terms and conditions for the Delta East Bridge Facility to be used to finance a portion of the Transaction, including without limitation to fund Change of Control Offers for existing Delta East Bonds (as defined in Schedule I to the Commitment Letter):

Initial Loans:                   The Lenders (as defined below) will make
                                 unsecured loans (the "Initial Loans") to Delta
                                 East on the Closing Date (as defined below) in
                                 an aggregate principal amount not to exceed the
                                 amount required to fund any purchases of Delta
                                 East Bonds required to be made pursuant to the
                                 Change of Control Offers (the "Delta East
                                 Bridge Facility").

Borrower:                        Delta East.

Guarantors:                      Each of Delta East's subsidiaries that are
                                 guarantors under the Delta East Credit
                                 Agreement.

Administrative Agent:            JPMorgan Chase Bank, N.A. ("JPMCB"; in such
                                 capacity, the "Administrative Agent") will act
                                 as Administrative Agent for the Lenders holding
                                 the Initial Loans from time to time.

Sole Lead Arranger and Sole      J.P. Morgan Securities Inc. ("JPMorgan"; in
Bookrunner:                      such capacity, the "Arranger").

Lenders: JPMCB and any other holder of any portion of the Initial Loans or of any commitment to make the Initial Loans are collectively referred to as the "Lenders."

Use of Proceeds:                 The proceeds of the Initial Loans will be used
                                 to fund any purchases of Delta East Bonds
                                 required to be made pursuant to the Change of
                                 Control Offers.

Funding:                         The Lenders will make the Initial Loans
                                 simultaneously with the consummation of the Transaction. The date on which such Initial
                                 Loans are made and the Transaction is
                                 consummated is herein called the "Closing
                                 Date."

Maturity/Exchange:               The Initial Loans will initially mature on the
                                 date that is 12 months following the Closing
                                 Date (the "Initial Loan Maturity Date"). The
                                 maturity of the Initial Loans shall be extended
                                 as provided below. If any Initial Loan has not
                                 been previously repaid in full on or prior to
                                 the Initial Loan Maturity Date, the Lender in
                                 respect of such Initial Loan will have the
                                 option at any time or from time to time to
                                 receive Exchange Notes (the "Exchange Notes")
                                 in exchange for such Initial Loan having the
                                 terms set forth in the term sheet attached
                                 hereto as Annex I; provided, that a Lender may
                                 not elect to exchange only a portion of its
                                 outstanding Initial Loans for Exchange Notes
                                 unless such Lender intends at the time of such
                                 partial exchange of Initial Loans promptly to
                                 sell the Exchange Notes received in such
                                 exchange. The maturity of any Initial Loans
                                 that are not exchanged for Exchange Notes on
                                 the Initial Loan Maturity Date shall
                                 automatically be extended to the tenth
                                 anniversary of the Closing Date.

                                 The Initial Loans and the Exchange Notes shall be pari passu for all purposes.

Interest:                        Prior to the Initial Loan Maturity Date, each
                                 Initial Loan will accrue interest at a rate per
                                 annum equal to the coupon of the Delta East
                                 Bond being purchased with the proceeds of such
                                 Initial Loan.

                                 Such interest rate will increase by an
                                 additional 100 basis points at the end of the first six months following the Closing Date and by 50 basis points at the end of the second three months following the Closing Date.

                                 The interest rate in effect at any time prior to the Initial Loan Maturity Date for any Initial Loan shall not exceed a rate per annum equal to the coupon of the Delta East Bond being purchased with the proceeds of such Initial Loan plus 1.00%. During the period an event of default occurs and is continuing, the interest rate will increase by 200 basis points with respect to any amounts overdue.

                                 Following the Initial Loan Maturity Date, all outstanding Initial Loans will accrue interest at the rate provided for Exchange Notes in Annex I hereto.

                                 Calculation of interest shall be on the basis of actual days elapsed in a year of 360 days.

                                 Interest will be payable in arrears (a) at the end of each fiscal quarter of Delta East following the Closing Date and on the Initial
                                 Loan Maturity Date and (b) for Initial Loans outstanding after the Initial Loan Maturity
                                 Date, at the end of each fiscal quarter of Delta East following the Initial Loan Maturity
                                 Date and on the final maturity date.

Subordination:                   If applicable, the Initial Loans will be
                                 subordinated to any senior indebtedness of
                                 Delta East on terms similar to those in an
                                 indenture governing a high-yield senior
                                 subordinated note issue. The subordination
                                 provisions will not restrict prepayments of the
                                 Initial Loans with proceeds of a permitted
                                 refinancing thereof. Delta East will not be
                                 permitted to incur any other indebtedness that
                                 is subordinated to any senior indebtedness and
                                 senior to any other indebtedness of Delta East.

Mandatory Redemption:            On or prior to the Initial Loan Maturity Date,
                                 Delta East will be required to prepay Initial
                                 Loans on a pro rata basis, at par plus accrued
                                 and unpaid interest from the net proceeds
                                 (after deduction of, among other things,
                                 amounts required, if any, to repay any senior
                                 secured credit facilities or outstanding senior
                                 bonds) of the sale of any assets outside the
                                 ordinary course of business, the incurrence of
                                 any debt (other than debt permitted under any
                                 senior secured credit facilities, with the
                                 exception of any outstanding senior bonds) and
                                 the issuance of any equity not applied to the
                                 payment of loans under any senior secured
                                 credit facility, in each case subject to
                                 exceptions and baskets to be agreed. In
                                 addition, Delta East will be required to offer
                                 to redeem the Initial Loans upon the occurrence
                                 of a change of control (which offer shall be at
                                 par plus accrued and unpaid interest).

Optional Prepayment:             The Initial Loans may be prepaid, in whole or
                                 in part, at the option of Delta East, at any
                                 time upon three days' prior notice, at par plus
                                 accrued and unpaid interest, if any, without
                                 premium or penalty. If Delta East elects to
                                 optionally prepay all or any portion of the
                                 Initial Loans, then Delta East shall be
                                 required to optionally redeem on a pro rata
                                 basis outstanding Exchange Notes, if any,
                                 subject to certain circumstances, to
                                 the non-call provisions of any Exchange Notes,
                                 at par plus accrued and unpaid interest, if
                                 any.

Documentation:                   Substantially consistent with the Delta East
                                 Credit Agreement, with usual and customary
                                 changes for a bridge facility to be agreed
                                 (such documentation, the "Delta East Bridge
                                 Facility Documentation").

Conditions Precedent:            The availability of the Delta East Bridge
                                 Facility shall be conditioned upon the
                                 satisfaction of the conditions set forth in
                                 Exhibit F.

Representations and              Substantially consistent with the Delta East
Warranties:                      Credit Agreement, with usual and customary
                                 changes for a bridge facility to be agreed.

Covenants:                       Restrictions on the incurrence of indebtedness,
                                 the payment of dividends, redemption of capital
                                 stock and making certain investments, the
                                 incurrence of liens, the sale of assets and the
                                 sale of subsidiary stock, entering into
                                 agreements that restrict the payment of
                                 dividends by subsidiaries or the repayment of
                                 intercompany loans and advances, entering into
                                 affiliate transactions, entering into mergers,
                                 consolidations and sales of substantially all
                                 the assets of Delta East and its subsidiaries
                                 and requirements as to future subsidiary
                                 guarantors. Prior to the Initial Loan Maturity
                                 Date, the covenants will be more restrictive
                                 than those in the Exchange Notes. Following the
                                 Initial Loan Maturity Date, the covenants
                                 relevant to the Initial Loans will
                                 automatically be modified so as to be
                                 consistent with the Exchange Notes.

Events of Default:               Substantially consistent with the Delta East
                                 Credit Agreement, with usual and customary
                                 changes for a bridge facility to be agreed.
                                 Following the Initial Loan Maturity Date, the
                                 events of default relevant to the Initial Loans
                                 will automatically be modified so as to be
                                 consistent with the Exchange Notes.

Cost and Yield Protection:       Usual for facilities and transactions of this
                                 type.

Assignment and Participation:    Subject to the prior approval of the
                                 Administrative Agent (such approval not to be
                                 unreasonably withheld), the Lenders will have
                                 the right to assign Initial Loans and
                                 commitments without the consent of Delta East.
                                 The Administrative Agent will receive a
                                 processing and recordation fee of $3,500,
                                 payable by the assignor and/or the assignee,
                                 with each assignment. Assignments will be by
                                 novation that will release the obligation of
                                 the assigning Lender.

                                 Subject to the prior approval of the
                                 Administrative Agent (such approval not to be unreasonably withheld), the Lenders will have the right to participate their Initial Loans to other financial institutions without restriction, other than customary voting limitations. Participants will have the same benefits as the selling Lenders would have (and will be limited to the amount of such benefits) with regard to yield protection and increased costs, subject to customary limitations and restrictions.

Voting:                          Amendments and waivers of the Delta East Bridge
                                 Facility Documentation will require the
                                 approval of Lenders holding more than 50% of the outstanding Initial Loans, except that (i) the consent of each affected Lender will be required for (a) reductions of principal or interest rates, (b) except as provided under "Maturity/Exchange" above, extensions of the
                                 Initial Loan Maturity Date, (c) additional restrictions on the right to exchange Initial
                                 Loans for Exchange Notes or any amendment of the rate of such exchange and (d) any amendment to the Exchange Notes that requires (or would, if any Exchange Notes were outstanding, require) the approval of all holders of Exchange Notes and (ii) the consent of 100% of the Lenders shall be required with respect to
                                 (a) modifications to any of the voting
                                 percentages, (b) modifications to the
                                 redemption provisions and (c) releases of any significant guarantor. A replacement of Lenders provision will apply in a manner to be agreed.

Expenses and Indemnification:    The Delta East Bridge Facility Documentation
                                 shall provide that Delta East shall pay (a) all
                                 reasonable out-of-pocket expenses of the
                                 Administrative Agent and the Arranger
                                 associated with the syndication of the Delta
                                 East Bridge Facility and the preparation,
                                 execution, delivery and administration of the
                                 Delta East Bridge Facility Documentation and
                                 any amendment, waiver or modification with
                                 respect thereto (including the reasonable fees,
                                 disbursements and other charges of counsel) and
                                 (b) all out-of-pocket expenses of the
                                 Administrative Agent, the Arranger and the
                                 Lenders (including the fees, disbursements and
                                 other charges of counsel) in connection with
                                 the enforcement of the Delta East Bridge
                                 Facility Documentation.

                                 The Administrative Agent, the Arranger and the
                                 Lenders (and their respective affiliates, controlling persons, officers, directors, employees, advisors and agents) will have no liability for, and will be indemnified and held harmless against, any loss, liability, cost or expense incurred in respect of the proposed transactions, including, but not limited to, the financing contemplated hereby or the use or the proposed use of proceeds thereof, except to the extent they are found by a final, non-appealable judgment of a court to arise from the gross negligence or willful misconduct of the relevant indemnified person.

Governing Law and Forum:         New York.

Counsel to the Administrative    Simpson Thacher & Bartlett LLP.
Agent and the Arranger:

                                                            Annex I to Exhibit D

                         Summary of Terms and Conditions
                                of Exchange Notes

          Capitalized terms used but not defined herein have the meanings given in the Summary of Terms and Conditions of the Delta East Bridge Facility to which this Annex I is attached.

Issuer: Delta East will issue Exchange Notes under an indenture that complies with the Trust
                                 Indenture Act (the "Indenture"). Delta East in its capacity as issuer of the Exchange Notes is referred to as the "Issuer."

Guarantors:                      Each of Delta East's subsidiaries that are
                                 guarantors under the Delta East Credit
                                 Agreement.

Principal Amount:                The Exchange Notes will be available only in
                                 exchange for the Initial Loans on or after the
                                 Initial Loan Maturity Date. The principal
                                 amount of any Exchange Note will equal 100% of
                                 the aggregate principal amount of the Initial
                                 Loan for which it is exchanged. In the case of
                                 the initial exchange by Lenders, the minimum
                                 amount of Initial Loans to be exchanged for
                                 Exchange Notes shall equal 10% of the
                                 outstanding principal amount of the Initial
                                 Loans on the date of such exchange.

Maturity:                        The Exchange Notes will mature on the tenth
                                 anniversary of the Closing Date.

Interest Rate:                   The Exchange Notes will bear interest at a rate
                                 equal to the Initial Rate (as defined below).

                                 "Initial Rate" shall be determined on the Initial Loan Maturity Date and shall equal the interest rate borne by the Initial Loans on the day immediately preceding the Initial Loan
                                 Maturity Date.

                                 Interest will be payable in arrears at the end of each semi-annual fiscal period.

Subordination:                   If applicable, terms similar to those in an
                                 indenture governing a high-yield senior
                                 subordinated note issue.

Mandatory Redemption:            The Issuer will be required to make an offer to
                                 redeem the Exchange Notes (and, if outstanding,
                                 prepay the Initial Loans) on a pro rata basis,
                                 at par plus accrued and unpaid interest (or, in
                                 the case of Fixed Rate Exchange Notes, at par
                                 plus accrued and unpaid interest plus any
                                 applicable premiums), from the net proceeds
                                 (after deduction of, among other things,
                                 amounts required to pay any senior secured
                                 credit facilities or outstanding senior bonds)
                                 of the sale of any assets outside the ordinary
                                 course of business, subject to exceptions and
                                 baskets to be agreed. In addition, the Issuer
                                 will be required to offer to redeem the
                                 Exchange Notes upon the occurrence of a change
                                 of control (which offer shall be at 101% of the
                                 principal amount of such

                                 Exchange Notes, plus accrued and unpaid
                                 interest).

Optional Redemption:             Subject to the following sentence, the Exchange
                                 Notes will be redeemable at the option of the
                                 Issuer, in whole or in part, at any time at par
                                 plus accrued and unpaid interest to the
                                 redemption date. If any Exchange Note is sold
                                 by a Lender to a third party purchaser, such
                                 Lender shall have the right to fix the interest
                                 rate on such Exchange Note (a "Fixed Rate
                                 Exchange Note") at a rate equal to the greater
                                 of (a) the then applicable rate of interest or
                                 (b) upon the representation of such
                                 transferring Lender that a higher rate (such
                                 higher rate, the "Transfer Rate") is necessary
                                 in order to permit such Lender to transfer such
                                 Exchange Note to a third party and receive
                                 consideration equal to the principal amount
                                 thereof plus all accrued and unpaid interest to
                                 the date of such transfer, the Transfer Rate;
                                 provided, that such Transfer Rate shall not
                                 exceed the absolute and cash maximum interest
                                 rates applicable to the Exchange Notes. If such
                                 Lender exercises such right, such Exchange Note
                                 will be (a) non-callable for the first 5 years
                                 from the Initial Loan Maturity Date and (b)
                                 thereafter, callable at par plus accrued
                                 interest plus a premium equal to (i) 50% of the
                                 coupon in effect on the date of sale of such
                                 Exchange Note to a third party purchaser or
                                 (ii) if the Transfer Rate was used, 50% of the
                                 Transfer Rate, which premium in either case
                                 shall decline ratably on each yearly
                                 anniversary of the date of such sale to zero
                                 two years prior to the maturity of the Exchange
                                 Notes, provided that, such call protection
                                 shall not apply to any call for redemption
                                 issued prior to the sale to such third party
                                 purchaser.

                                 If the Issuer elects to optionally redeem all or any portion of the Exchange Notes, then the Issuer shall be required to optionally prepay on a pro rata basis outstanding Initial Loans, at par plus accrued and unpaid interest.

Registration Rights:             The Issuer will file within 120 days after the
                                 Initial Loan Maturity Date, and will use its
                                 commercially reasonable efforts to cause to
                                 become effective as soon thereafter as
                                 practicable, a shelf registration statement
                                 with respect to the Exchange Notes (a "Shelf
                                 Registration Statement") or a registration
                                 statement relating to a Registered Exchange
                                 Offer (as described below). If a Shelf
                                 Registration Statement is filed, the Issuer
                                 will keep such registration statement effective
                                 and available (subject to customary exceptions
                                 including various blackout and suspension
                                 periods) until the applicable Exchange Notes
                                 are resold thereunder but in no event longer
                                 than two years from the Closing Date. If within
                                 180 days from the Initial Loan Maturity Date, a
                                 Shelf Registration Statement for the Exchange
                                 Notes has not been declared effective or the
                                 Issuer has not effected an exchange offer (a
                                 "Registered Exchange Offer") whereby the Issuer
                                 has offered registered notes having terms
                                 identical to the Exchange Notes (the
                                 "Substitute Notes") in exchange for all
                                 outstanding Exchange

                                 Notes and Initial Loans (it being understood that a Shelf Registration Statement is required to be made available in respect of Exchange
                                 Notes the holders of which could not receive
                                 Substitute Notes through the Registered
                                 Exchange Offer that, in the opinion of counsel, would be freely saleable by such holders without registration or requirement for delivery of a current prospectus under the Securities Act of 1933, as amended (other than a prospectus delivery requirement imposed on a broker-dealer who is exchanging Exchange Notes acquired for its own account as a result of a market making or other trading activities)), then the Issuer will pay liquidated damages of 0.25% per annum (which rate shall increase by an additional 0.25% per annum at the end of each 90-day period, up to a maximum of 1.00% per annum) on the principal amount of Exchange
                                 Notes and Initial Loans outstanding to holders thereof who are, or would be, unable freely to transfer Exchange Notes from and including the 181st day after the date of the first issuance of Exchange Notes to but excluding the earlier of the effective date of such Shelf
                                 Registration Statement or the date of
                                 consummation of such Registered Exchange Offer
                                 (such damages may be payable, at the option of the Company, in the form of additional Initial
                                 Loans or Exchange Notes, as applicable, if the then interest rate thereon exceeds the applicable cash interest rate cap). The Issuer will also pay such liquidated damages for any period of time (subject to customary exceptions) following the effectiveness of a Shelf Registration Statement that such Shelf
                                 Registration Statement is not available for resales thereunder.

Right to Transfer Exchange       The holders of the Exchange Notes shall have
Notes:                           the absolute and unconditional right to
                                 transfer such Exchange Notes in compliance with
                                 applicable law to any third parties.

Covenants:                       Substantially consistent with the indentures
                                 governing the Delta East Bonds, except as
                                 otherwise agreed.

Events of Default:               Substantially consistent with the indentures
                                 governing the Delta East Bonds, except as
                                 otherwise agreed.

Governing Law and Forum:         New York.

                                                                       EXHIBIT E

                                   DELTA WEST
                           DELTA WEST BRIDGE FACILITY
                         Summary of Terms and Conditions

                                   ----------

          R.H. Donnelley Corporation (the "Company") has indicated that it intends to enter into a merger agreement (the "Merger Agreement") pursuant to which the Company will acquire (the "Transaction") the outstanding capital stock of the company separately identified to us as "Delta" (the "Target") from the existing holders of such capital stock (the "Sellers"). Unless otherwise defined herein, terms which are defined in the Commitment Letter to which this Term Sheet is attached are used herein as so defined. Set forth below is a statement of the terms and conditions for the Delta West Bridge Facility to be used to finance a portion of the Transaction, including without limitation to fund Change of Control Offers for existing Delta West Bonds (as defined in Schedule I to the Commitment Letter):

Initial Loans:                   The Lenders (as defined below) will make
                                 unsecured loans (the "Initial Loans") to Delta
                                 West on the Closing Date (as defined below) in
                                 an aggregate principal amount not to exceed the
                                 amount required to fund any purchases of Delta
                                 West Bonds required to be made pursuant to the
                                 Change of Control Offers (the "Delta West
                                 Bridge Facility").

Borrower:                        Delta West.

Guarantors:                      Each of Delta West's subsidiaries that are
                                 guarantors under the Delta West Credit
                                 Agreement.

Administrative Agent:            JPMorgan Chase Bank, N.A. ("JPMCB"; in such
                                 capacity, the "Administrative Agent") will act
                                 as Administrative Agent for the Lenders holding
                                 the Initial Loans from time to time.

Sole Lead Arranger and Sole      J.P. Morgan Securities Inc. ("JPMorgan"; in
Bookrunner:                      such capacity, the "Arranger").

Lenders: JPMCB and any other holder of any portion of the Initial Loans or of any commitment to make the Initial Loans are collectively referred to as the "Lenders."

Use of Proceeds:                 The proceeds of the Initial Loans will be used
                                 to fund any purchases of Delta West Bonds
                                 required to be made pursuant to the Change of
                                 Control Offers.

Funding:                         The Lenders will make the Initial Loans
                                 simultaneously with the consummation of the Transaction. The date on which such Initial
                                 Loans are made and the Transaction is
                                 consummated is herein called the "Closing
                                 Date."

Maturity/Exchange:               The Initial Loans will initially mature on the
                                 date that is 12 months following the Closing
                                 Date (the "Initial Loan Maturity Date"). The
                                 maturity of the Initial Loans shall be extended
                                 as provided below. If any Initial Loan has not
                                 been previously repaid in full on or prior to
                                 the Initial Loan Maturity Date, the Lender in
                                 respect of such Initial Loan will have the
                                 option at any time or from time to time to
                                 receive Exchange Notes (the "Exchange Notes")
                                 in exchange for such Initial Loan having the
                                 terms set forth in the term sheet attached
                                 hereto as Annex I; provided, that a Lender may
                                 not elect to exchange only a portion of its
                                 outstanding Initial Loans for Exchange Notes
                                 unless such Lender intends at the time of such
                                 partial exchange of Initial Loans promptly to
                                 sell the Exchange Notes received in such
                                 exchange. The maturity of any Initial Loans
                                 that are not exchanged for Exchange Notes on
                                 the Initial Loan Maturity Date shall
                                 automatically be extended to the tenth
                                 anniversary of the Closing Date.

                                 The Initial Loans and the Exchange Notes shall be pari passu for all purposes.

Interest:                        Prior to the Initial Loan Maturity Date, each
                                 Initial Loan will accrue interest at a rate per
                                 annum equal to the coupon of the Delta West
                                 Bond being purchased with the proceeds of such
                                 Initial Loan.

                                 Such interest rate will increase by an
                                 additional 100 basis points at the end of the first six months following the Closing Date and by 50 basis points at the end of the second three months following the Closing Date.

                                 The interest rate in effect at any time prior to the Initial Loan Maturity Date for any Initial Loan shall not exceed a rate per annum equal to the coupon of the Delta West Bond being purchased with the proceeds of such Initial Loan plus 1.00%. During the period an event of default occurs and is continuing, the interest rate will increase by 200 basis points with respect to any amounts overdue.

                                 Following the Initial Loan Maturity Date, all outstanding Initial Loans will accrue interest at the rate provided for Exchange Notes in Annex I hereto.

                                 Calculation of interest shall be on the basis of actual days elapsed in a year of 360 days.

                                 Interest will be payable in arrears (a) at the end of each fiscal quarter of Delta West following the Closing Date and on the Initial
                                 Loan Maturity Date and (b) for Initial Loans outstanding after the Initial Loan Maturity
                                 Date, at the end of each fiscal quarter of Delta West following the Initial Loan Maturity
                                 Date and on the final maturity date.

Subordination:                   If applicable, the Initial Loans will be
                                 subordinated to any senior indebtedness of
                                 Delta West on terms similar to those in an
                                 indenture governing a high-yield senior
                                 subordinated note issue. The subordination
                                 provisions will not restrict prepayments of the
                                 Initial Loans with proceeds of a permitted
                                 refinancing thereof. Delta West will not be
                                 permitted to incur any other indebtedness that
                                 is subordinated to any senior indebtedness and
                                 senior to any other indebtedness of Delta West.

Mandatory Redemption:            On or prior to the Initial Loan Maturity Date,
                                 Delta West will be required to prepay Initial
                                 Loans on a pro rata basis, at par plus accrued
                                 and unpaid interest from the net proceeds
                                 (after deduction of, among other things,
                                 amounts required, if any, to repay any senior
                                 secured credit facilities or outstanding senior
                                 bonds) of the sale of any assets outside the
                                 ordinary course of business, the incurrence of
                                 any debt (other than debt permitted under any
                                 senior secured credit facilities, with the
                                 exception of any outstanding senior bonds) and
                                 the issuance of any equity not applied to the
                                 payment of loans under any senior secured
                                 credit facility, in each case subject to
                                 exceptions and baskets to be agreed. In
                                 addition, Delta West will be required to offer
                                 to redeem the Initial Loans upon the occurrence
                                 of a change of control (which offer shall be at
                                 par plus accrued and unpaid interest).

Optional Prepayment:             The Initial Loans may be prepaid, in whole or
                                 in part, at the option of Delta West, at any
                                 time upon three days' prior notice, at par plus
                                 accrued and unpaid interest, if any, without
                                 premium or penalty. If Delta West elects to
                                 optionally prepay all or any portion of the
                                 Initial Loans, then Delta West shall be
                                 required to optionally redeem on a pro rata
                                 basis outstanding Exchange Notes, if any,
                                 subject to certain circumstances, to the
                                 non-call provisions of any Exchange Notes, at
                                 par plus accrued and unpaid interest, if any.

Documentation:                   Substantially consistent with the Delta West
                                 Credit Agreement, with usual and customary
                                 changes for a bridge facility to be agreed
                                 (such documentation, the "Delta West Bridge
                                 Facility Documentation").

Conditions Precedent:            The availability of the Delta West Bridge
                                 Facility shall be conditioned upon the
                                 satisfaction of the conditions set forth in
                                 Exhibit F.

Representations and              Substantially consistent with the Delta West
Warranties:                      Credit Agreement, with usual and customary
                                 changes for a bridge facility to be agreed.

Covenants:                       Restrictions on the incurrence of indebtedness,
                                 the payment of dividends, redemption of capital
                                 stock and making certain investments, the
                                 incurrence of liens, the sale of assets and the
                                 sale of subsidiary stock, entering into
                                 agreements that restrict the payment of
                                 dividends by subsidiaries or the repayment of
                                 intercompany loans and advances, entering into
                                 affiliate transactions, entering into mergers,
                                 consolidations and sales of substantially all
                                 the assets of Delta West and its subsidiaries
                                 and requirements as to future subsidiary
                                 guarantors. Prior to the Initial Loan Maturity
                                 Date, the covenants will be more restrictive
                                 than those in the Exchange Notes. Following the
                                 Initial Loan Maturity Date, the covenants
                                 relevant to the Initial Loans will
                                 automatically be modified so as to be
                                 consistent with the Exchange Notes.

Events of Default:               Substantially consistent with the Delta West
                                 Credit Agreement, with usual and customary
                                 changes for a bridge facility to be agreed.
                                 Following the Initial Loan Maturity Date, the
                                 events of default relevant to the Initial Loans
                                 will automatically be modified so as to be
                                 consistent with the Exchange Notes.

Cost and Yield Protection:       Usual for facilities and transactions of this
                                 type.

Assignment and Participation:    Subject to the prior approval of the
                                 Administrative Agent (such approval not to be
                                 unreasonably withheld), the Lenders will have
                                 the right to assign Initial Loans and
                                 commitments without the consent of Delta West.
                                 The Administrative Agent will receive a
                                 processing and recordation fee of $3,500,
                                 payable by the assignor and/or the assignee,
                                 with each assignment. Assignments will be by
                                 novation that will release the obligation of
                                 the assigning Lender.

                                 Subject to the prior approval of the
                                 Administrative Agent (such approval not to be
                                 unreasonably withheld), the Lenders will have
                                 the right to participate their Initial Loans to
                                 other financial institutions without
                                 restriction, other than customary voting
                                 limitations. Participants will have the same
                                 benefits as the selling Lenders would have (and
                                 will be limited to the amount of such benefits)
                                 with regard to yield protection and increased
                                 costs, subject to customary limitations and
                                 restrictions.
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Voting:                          Amendments and waivers of the Delta West Bridge
                                 Facility Documentation will require the
                                 approval of Lenders holding more than 50% of
                                 the outstanding Initial Loans, except that (i)
                                 the consent of each affected Lender will be
                                 required for (a) reductions of principal or
                                 interest rates, (b) except as provided under
                                 "Maturity/Exchange" above, extensions of the
                                 Initial Loan Maturity Date, (c) additional
                                 restrictions on the right to exchange Initial
                                 Loans for Exchange Notes or any amendment of
                                 the rate of such exchange and (d) any amendment
                                 to the Exchange Notes that requires (or would,
                                 if any Exchange Notes were outstanding,
                                 require) the approval of all holders of
                                 Exchange Notes and (ii) the consent of 100% of
                                 the Lenders shall be required with respect to
                                 (a) modifications to any of the voting
                                 percentages, (b) modifications to the
                                 redemption provisions and (c) releases of any
                                 significant guarantor. A replacement of Lenders
                                 provision will apply in a manner to be agreed.

Expenses and Indemnification:    The Delta West Bridge Facility Documentation
                                 shall provide that Delta West shall pay (a) all
                                 reasonable out-of-pocket expenses of the
                                 Administrative Agent and the Arranger
                                 associated with the syndication of the Delta
                                 West Bridge Facility and the preparation,
                                 execution, delivery and administration of the
                                 Delta West Bridge Facility Documentation and
                                 any amendment, waiver or modification with
                                 respect thereto (including the reasonable fees,
                                 disbursements and other charges of counsel) and
                                 (b) all out-of-pocket expenses of the
                                 Administrative Agent, the Arranger and the
                                 Lenders (including the fees, disbursements and
                                 other charges of counsel) in connection with
                                 the enforcement of the Delta West Bridge
                                 Facility Documentation.

                                 The Administrative Agent, the Arranger and the
                                 Lenders (and their respective affiliates, controlling persons, officers, directors, employees, advisors and agents) will have no liability for, and will be indemnified and held harmless against, any loss, liability, cost or expense incurred in respect of the proposed transactions, including, but not limited to, the financing contemplated hereby or the use or the proposed use of proceeds thereof, except to the extent they are found by a final, non-appealable judgment of a court to arise from the gross negligence or willful misconduct of the relevant indemnified person.

Governing Law and Forum:         New York.

Counsel to the Administrative    Simpson Thacher & Bartlett LLP.
Agent and the Arranger:
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                                                            Annex I to Exhibit E

                         Summary of Terms and Conditions
                                of Exchange Notes

          Capitalized terms used but not defined herein have the meanings given in the Summary of Terms and Conditions of the Delta West Bridge Facility to which this Annex I is attached.

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Issuer:                          Delta West will issue Exchange Notes under an
                                 indenture that complies with the Trust
                                 Indenture Act (the "Indenture"). Delta West in
                                 its capacity as issuer of the Exchange Notes is
                                 referred to as the "Issuer."

Guarantors:                      Each of Delta West's subsidiaries that are
                                 guarantors under the Delta West Credit
                                 Agreement.

Principal Amount:                The Exchange Notes will be available only in
                                 exchange for the Initial Loans on or after the
                                 Initial Loan Maturity Date. The principal
                                 amount of any Exchange Note will equal 100% of
                                 the aggregate principal amount of the Initial
                                 Loan for which it is exchanged. In the case of
                                 the initial exchange by Lenders, the minimum
                                 amount of Initial Loans to be exchanged for
                                 Exchange Notes shall equal 10% of the
                                 outstanding principal amount of the Initial
                                 Loans on the date of such exchange.

Maturity:                        The Exchange Notes will mature on the tenth
                                 anniversary of the Closing Date.

Interest Rate:                   The Exchange Notes will bear interest at a rate
                                 equal to the Initial Rate (as defined below).

                                 "Initial Rate" shall be determined on the Initial Loan Maturity Date and shall equal the interest rate borne by the Initial Loans on the day immediately preceding the Initial Loan
                                 Maturity Date.

                                 Interest will be payable in arrears at the end of each semi-annual fiscal period.

Subordination:                   If applicable, terms similar to those in an
                                 indenture governing a high-yield senior
                                 subordinated note issue.

Mandatory Redemption:            The Issuer will be required to make an offer to
                                 redeem the Exchange Notes (and, if outstanding,
                                 prepay the Initial Loans) on a pro rata basis,
                                 at par plus accrued and unpaid interest (or, in
                                 the case of Fixed Rate Exchange Notes, at par
                                 plus accrued and unpaid interest plus any
                                 applicable premiums), from the net proceeds
                                 (after deduction of, among other things,
                                 amounts required to pay any senior secured
                                 credit facilities or outstanding senior bonds)
                                 of the sale of any assets outside the ordinary
                                 course of business, subject to exceptions and
                                 baskets to be agreed. In addition, the Issuer
                                 will be required to offer to redeem the
                                 Exchange Notes upon the occurrence of a change
                                 of control (which offer shall be at 101% of the
                                 principal amount of such
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                                 Exchange Notes, plus accrued and unpaid
                                 interest).

Optional Redemption:             Subject to the following sentence, the Exchange
                                 Notes will be redeemable at the option of the
                                 Issuer, in whole or in part, at any time at par
                                 plus accrued and unpaid interest to the
                                 redemption date. If any Exchange Note is sold
                                 by a Lender to a third party purchaser, such
                                 Lender shall have the right to fix the interest
                                 rate on such Exchange Note (a "Fixed Rate
                                 Exchange Note") at a rate equal to the greater
                                 of (a) the then applicable rate of interest or
                                 (b) upon the representation of such
                                 transferring Lender that a higher rate (such
                                 higher rate, the "Transfer Rate") is necessary
                                 in order to permit such Lender to transfer such
                                 Exchange Note to a third party and receive
                                 consideration equal to the principal amount
                                 thereof plus all accrued and unpaid interest to
                                 the date of such transfer, the Transfer Rate;
                                 provided, that such Transfer Rate shall not
                                 exceed the absolute and cash maximum interest
                                 rates applicable to the Exchange Notes. If such
                                 Lender exercises such right, such Exchange Note
                                 will be (a) non-callable for the first five
                                 years from the Initial Loan Maturity Date and
                                 (b) thereafter, callable at par plus accrued
                                 interest plus a premium equal to (i) 50% of the
                                 coupon in effect on the date of sale of such
                                 Exchange Note to a third party purchaser or
                                 (ii) if the Transfer Rate was used, 50% of the
                                 Transfer Rate, which premium in either case
                                 shall decline ratably on each yearly
                                 anniversary of the date of such sale to zero
                                 two years prior to the maturity of the Exchange
                                 Notes, provided that, such call protection
                                 shall not apply to any call for redemption
                                 issued prior to the sale to such third party
                                 purchaser.

                                 If the Issuer elects to optionally redeem all or any portion of the Exchange Notes, then the Issuer shall be required to optionally prepay on a pro rata basis outstanding Initial Loans, at par plus accrued and unpaid interest.

Registration Rights:             The Issuer will file within 120 days after the
                                 Initial Loan Maturity Date, and will use its
                                 commercially reasonable efforts to cause to
                                 become effective as soon thereafter as
                                 practicable, a shelf registration statement
                                 with respect to the Exchange Notes (a "Shelf
                                 Registration Statement") or a registration
                                 statement relating to a Registered Exchange
                                 Offer (as described below). If a Shelf
                                 Registration Statement is filed, the Issuer
                                 will keep such registration statement effective
                                 and available (subject to customary exceptions
                                 including various blackout and suspension
                                 periods) until the applicable Exchange Notes
                                 are resold thereunder but in no event longer
                                 than two years from the Closing Date. If within
                                 180 days from the Initial Loan Maturity Date, a
                                 Shelf Registration Statement for the Exchange
                                 Notes has not been declared effective or the
                                 Issuer has not effected an exchange offer (a
                                 "Registered Exchange Offer") whereby the Issuer
                                 has offered registered notes having terms
                                 identical to the Exchange Notes (the
                                 "Substitute Notes") in exchange for all
                                 outstanding Exchange
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                                 Notes and Initial Loans (it being understood
                                 that a Shelf Registration Statement is required
                                 to be made available in respect of Exchange
                                 Notes the holders of which could not receive
                                 Substitute Notes through the Registered
                                 Exchange Offer that, in the opinion of counsel,
                                 would be freely saleable by such holders
                                 without registration or requirement for
                                 delivery of a current prospectus under the
                                 Securities Act of 1933, as amended (other than
                                 a prospectus delivery requirement imposed on a
                                 broker-dealer who is exchanging Exchange Notes
                                 acquired for its own account as a result of a
                                 market making or other trading activities)),
                                 then the Issuer will pay liquidated damages of
                                 0.25% per annum (which rate shall increase by
                                 an additional 0.25% per annum at the end of
                                 each 90-day period, up to a maximum of 1.00%
                                 per annum) on the principal amount of Exchange
                                 Notes and Initial Loans outstanding to holders
                                 thereof who are, or would be, unable freely to
                                 transfer Exchange Notes from and including the
                                 181st day after the date of the first issuance
                                 of Exchange Notes to but excluding the earlier
                                 of the effective date of such Shelf
                                 Registration Statement or the date of
                                 consummation of such Registered Exchange Offer
                                 (such damages may be payable, at the option of
                                 the Company, in the form of additional Initial
                                 Loans or Exchange Notes, as applicable, if the
                                 then interest rate thereon exceeds the
                                 applicable cash interest rate cap). The Issuer
                                 will also pay such liquidated damages for any
                                 period of time (subject to customary
                                 exceptions) following the effectiveness of a
                                 Shelf Registration Statement that such Shelf
                                 Registration Statement is not available for
                                 resales thereunder.

Right to Transfer Exchange       The holders of the Exchange Notes shall have
Notes:                           the absolute and unconditional right to
                                 transfer such Exchange Notes in compliance with
                                 applicable law to any third parties.

Covenants:                       Substantially consistent with the indentures
                                 governing the Delta West Bonds, except as
                                 otherwise agreed.

Events of Default:               Substantially consistent with the indentures
                                 governing the Delta West Bonds, except as
                                 otherwise agreed.

Governing Law and Forum:         New York.
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
                                                                       EXHIBIT F

          The availability of each of the Facilities shall be subject to the satisfaction of the following conditions. Capitalized terms used but not defined herein have the meanings given in the Term Sheets.

          (a) Each applicable party shall have executed and delivered the Credit
          Documentation.

          (b) The Acquisition shall be or shall have been consummated in accordance with the Merger Agreement (which consummation shall occur substantially simultaneously with the Closing Date and the funding of the Incremental Tranche B Delta West Facility and, if applicable, the
          Holdco Facilities), and no material provision of the Merger Agreement shall have been waived, amended, supplemented or otherwise modified in a manner that is material and adverse to the Commitment Parties without the consent of the Administrative Agent, the terms of which consent shall not be unreasonably withheld or delayed.

          (c) Representations and warranties in respect of due authorization, execution and delivery of the Credit Documentation; legality, validity, binding effect and enforceability of the Credit
          Documentation; execution and delivery of the Credit Documentation and consummation of the Transaction not violating material laws; and validity and perfection of the security interests in the collateral
          (subject to liens permitted by the Credit Documentation) shall be true and correct in all material respects, subject in each case to customary exceptions or qualifications.

          (d) The Administrative Agent shall have received the results of a recent lien search in each relevant jurisdiction with respect to the Company and its subsidiaries (including the Target and its subsidiaries), and such search shall reveal no liens on any of the assets of the Company and its subsidiaries (including the Target and its subsidiaries) except for liens permitted by the credit documentation and existing bonds or credit agreements or liens to be discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Administrative Agent.

          (e) All documents and instruments required to perfect or continue the Administrative Agent's security interest in the collateral under the Facilities, to the extent applicable, (including delivery of stock certificates and undated stock powers executed in blank) shall have been executed and be in proper form for filing, subject only to exceptions satisfactory to the Administrative Agent.

          (f) The Administrative Agent shall have received such legal opinions
          (including opinions (i) from counsel to the Company and its subsidiaries and (ii) from such special and local counsel as may be reasonably required by the Administrative Agent), corporate delivery documents, certificates and instruments as are customary for transactions of this type.

          (g) As a condition to the funding of the Holdco Facilities, each of the Company and the Target shall have delivered preliminary offering memoranda or preliminary prospectuses relating to the Holdco Notes usable in a customary high-yield road show and the investment bank engaged to place the Holdco Notes shall have been afforded an opportunity following the receipt of such documentation to attempt to place the Holdco Notes with qualified purchasers thereof.